As filed with the Securities and Exchange Commission on November 19, 2020

1940 Act File No. 811-23620

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

AMENDMENT NO. ☐

John Hancock GA SENIOR LOAN Trust

(Exact Name of Registrant as Specified in its Charter)

197 Clarendon Street

Boston, MA 02116

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:

617-663-3000

E. David Pemstein

John Hancock GA Senior Loan Trust

c/o John Hancock Life Insurance Company (U.S.A.)

197 Clarendon Street C-03

Boston, MA 02116

COPY TO:

Mark P. Goshko

George J. Zornada

K&L Gates LLP

One Lincoln Street

Boston, MA 02111

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the “1933 Act”), since such interests will be issued solely in private placement transactions which do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Investment in the Registrant may be made only by individuals or entities that are “accredited investors” within the meaning of Regulation D under the 1933 Act, non-U.S. persons within the meaning of Regulation S under the 1933 Act, or in other private placement transactions exempt under Section 4(a)(2). This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in the Registrant.

PRIVATE PLACEMENT MEMORANDUM

John Hancock GA Senior Loan Trust Managed By:

Manulife Investment Management Private Markets (US) LLC

197 Clarendon Street

Boston, MA 02116

617-663-3000

November 19, 2020

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PRIVATE PLACEMENT MEMORANDUM

John Hancock GA SENIOR LOAN Trust

A REGISTRATION STATEMENT TO WHICH THIS MEMORANDUM RELATES HAS BEEN FILED BY John Hancock GA SENIOR LOAN Trust (THE “FUND”) PURSUANT TO SECTION 8(B) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. HOWEVER, SHARES OF BENEFICIAL INTEREST (THE “SHARES”) OF THE FUND ARE NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), SINCE SUCH SHARES WILL BE ISSUED SOLELY IN PRIVATE PLACEMENT TRANSACTIONS WHICH DO NOT INVOLVE ANY “PUBLIC OFFERING” WITHIN THE MEANING OF SECTION 4(a)(2) OF THE 1933 ACT. INVESTMENT IN THE FUND MAY BE MADE ONLY BY INDIVIDUALS OR ENTITIES WHICH ARE “ACCREDITED INVESTORS” WITHIN THE MEANING OF REGULATION D UNDER THE 1933 ACT, NON U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT, OR IN OTHER PRIVATE PLACEMENT TRANSACTIONS EXEMPT UNDER SECTION 4(a)(2). IN ADDITION, INVESTMENT IN THE FUND MAY BE MADE ONLY BY INDIVIDUALS OR ENTITIES WHICH ARE “QUALIFIED CLIENTS” WITHIN THE MEANING OF THE INVESTMENT ADVISERS ACT OF 1940, AS AMENDED (“ADVISERS ACT”). THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, ANY SHARES. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED FINANCIAL INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. THE FUND IS AN ILLIQUID INVESTMENT. INVESTORS HAVE NO RIGHT TO REQUIRE THE FUND TO REDEEM THEIR SHARES.

This Memorandum shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Shares in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Memorandum. Prospective investors should not rely on any information not contained in this Memorandum or the appendices hereto.

This Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Shares of the Fund described herein, and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this document). Notwithstanding the foregoing and any other provision or statement in any offering document of the Fund, but subject to restrictions reasonably necessary to comply with federal or state securities laws, an investor (and each employee, representative or other agent of the investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Fund and the offering of its Shares and all materials of any kind (including opinions or other tax analyses) that are provided to the investor relating to such tax treatment and tax structure.

Prospective investors should not construe the contents of this Memorandum as legal, tax or financial advice. Each prospective investor should consult his or her own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for such investor.

Shares are speculative and illiquid securities involving substantial risk of loss. The Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at an investor’s sole option nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares. Manulife Investment Management Private Markets (US) LLC (the “Adviser”) or an affiliate of the Adviser may serve as the initial investor in the Fund. Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

These securities are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the 1933 Act and applicable state securities laws, pursuant to registration or exemption therefrom.

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In making an investment decision, investors must rely upon their own examination of the Fund and the terms of the offering, including the merits and risks involved. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the Fund’s Shares or passed upon the adequacy of the disclosure in this Memorandum. Any representation to the contrary is a criminal offense.

November 19, 2020

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TABLE OF CONTENTS

APPENDIX A: FORM OF INVESTOR APPLICATION

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I.	EXECUTIVE SUMMARY

Introduction

John Hancock GA Senior Loan Trust (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, diversified management investment company. The Fund’s investment advisor is Manulife Investment Management Private Markets (US) LLC (the “Adviser”). The Fund intends to qualify and elect to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment. The Fund is only offered to “accredited investors” within the meaning of Regulation D under the Securities Act of 1933, as amended (the “1933 Act”), non-U.S. investors within the meaning of Regulation S under the 1933 Act, “qualified clients” within the meaning of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and other investors eligible to invest in a private placement (each, an “Investor” or “Eligible Investor”). The Fund will offer a single class of shares of beneficial interest (“Shares”) to investors eligible to invest in the Fund.

The Fund is a specialized investment vehicle that may be referred to as a registered private investment fund. The Fund is similar to an unregistered private investment fund in that Shares will be sold in private placements solely to institutional investors, and will be subject to restrictions on transfer.

The Fund’s investment objective is to generate current income. There can be no assurance that the Fund will achieve its investment objective. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior loans. Senior loans include first and second lien term loans, delayed draw term loans, and revolving credit facilities. The Fund may also make investments and acquire securities in connection with senior loans, including equity co-investments. Equity co-investments in which the Fund may invest are typically small investments in a direct or indirect parent company of the borrower. Senior loans do not include commercial mortgage loans (including subordinated real estate mezzanine financing). The Fund will only invest in loans and commitments that are determined to be below investment-grade. The Fund’s investment policies are based on credit quality at the time of purchase. Credit quality is determined by the Adviser. The Fund may invest in loans with a maturity of up to nine years from the closing date of the loan. The Adviser typically expects to employ a buy-and-hold strategy. The Fund may invest in loans either by transacting directly at the initial funding date or acquiring loans in secondary market transactions.

The Fund may invest in loans secured by substantially all of the assets of the borrower and the other loan parties (subject to customary exceptions), including a pledge of the equity of the borrower and its subsidiaries. While real property is not a primary source of collateral, occasionally mortgages are part of the collateral package if the borrower owns particularly valuable real property. The Fund may also invest in subordinated debt obligations to the extent permitted by the Fund’s investment restrictions.

The Fund’s business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board currently consists of four members, three of whom are not “interested persons” as defined in the 1940 Act (“Independent Trustees”). The Fund’s Board has delegated daily management and investment authority to the Adviser pursuant to an investment advisory and management agreement (the “Investment Advisory Agreement”). The Adviser also serves as the Fund’s administrator pursuant to an administration agreement (the “Service Agreement”).

The Investment Adviser

The Adviser is a Delaware limited liability company that is registered under the Advisers Act, and serves as the investment adviser to the Fund pursuant to the Investment Advisory Agreement. Subject to the

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overall supervision of the Fund’s Board, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to the Fund. Under the terms of the Investment Advisory Agreement, the Adviser (i) determines the composition of its portfolio, the nature and timing of the changes to the Fund’s portfolio, and the manner of implementing such changes, (ii) identifies, evaluates, and negotiates the structure of the investments it makes (including performing due diligence on its prospective portfolio investments), (iii) closes, monitors and administers the investments it makes, including the exercise of any voting or consent rights, (iv) when and where applicable, restructures investments it makes, and (v) determines the investments and other assets that it purchases, retains or sells.

Summary of Key Terms

The Fund:	John Hancock GA Senior Loan Trust, a Delaware statutory trust
Investment Adviser:

Manulife Investment Management Private Markets (US) LLC, a Delaware limited liability company, registered under the Advisers Act as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”).

Investment Objective:	The Fund’s investment objective is to generate current income. There can be no assurance that the Fund will achieve its investment objective.
Offering:	The Fund may offer Shares to Eligible Investors, from time to time, in one or more offerings.
Minimum Investment:	The Fund does not employ a minimum investment amount, although it reserves the right to restrict, reject, or cancel any purchase. Shares may only be offered to Eligible Investors.
Fund Term:	The Fund has an indefinite term. However, the Board (subject to any applicable legal requirements) may determine to conduct periodic share repurchases to allow Investors to tender their shares at a price equal to current net asset value per share as of each date of repurchase.
Distributions:	The Fund expects to declare and pay distributions at least semi-annually, subject to the Board’s discretion and applicable legal restrictions.

The following table illustrates the expenses and fees as a percentage of a net assets that the Fund expects to incur in a typical twelve month period and that Investors can expect to bear directly or indirectly.

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Annual Expenses
Management Fee	0.55%
Other Expenses (1)	0.73%
Total Annual Expenses	1.28%

(1)	Other expenses have been estimated for the Fund’s first year of operations and include an estimated 0.32% for offering and organizational fees.

The purpose of the table above is to assist you in understanding the various costs and expenses you will bear directly or indirectly as an Investor in the Fund.

EXAMPLE

The following example illustrates the expenses that Investors would pay on a $1,000 investment, assuming (i) total annual expenses of 1.28% of net assets in years 1 through 3; (ii) a 5% annual return; and (iii) any distributions are reinvested at net asset value:

	1 Year	3 Years
Total Expenses	$13	$41

The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Shares.

The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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II.       INVESTMENT STRATEGY AND PROCESS

Principal Investment Strategies

The Fund is organized as a Delaware statutory trust. The Fund is a diversified, closed-end management investment company.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior loans. Senior loans include first and second lien term loans, delayed draw term loans, and revolving credit facilities. The Fund may also make investments and acquire securities in connection with senior loans, including equity co-investments. Equity co-investments in which the Fund may invest are typically small investments in a direct or indirect parent company of the borrower. Senior loans do not include commercial mortgage loans (including subordinated real estate mezzanine financing). The Fund will only invest in loans and commitments that are determined to be below investment-grade. The Fund’s investment policies are based on credit quality at the time of purchase. Credit quality is determined by the Adviser. The Fund may invest in loans with a maturity of up to nine years from the closing date of the loan. The Adviser typically expects to employ a buy-and-hold strategy. The Fund may invest in loans either by transacting directly at the initial funding date or acquiring loans in secondary market transactions.

The Fund may invest in loans secured by substantially all of the assets of the borrower and the other loan parties (subject to customary exceptions), including a pledge of the equity of the borrower and its subsidiaries. While real property is not a primary source of collateral, occasionally mortgages are part of the collateral package if the borrower owns particularly valuable real property. The Fund may also invest in subordinated debt obligations to the extent permitted by the Fund’s investment restrictions.

The Adviser undertakes a comprehensive due diligence process, which includes a credit review and internal loan rating process as well as review of loan terms and collateral. See “Risk Factors – Senior Loans” for more information regarding the risks associated with the various types of loans that the Fund may invest in.

FEES AND EXPENSES

The Fund bears all costs of its organization and operation, including but not limited to, as applicable, expenses of preparing, printing and mailing all Investors’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance of shares; government fees; interest charges; expenses of furnishing to Investors their account statements; taxes; brokerage and other expenses connected with the execution and servicing of portfolio securities and securities transactions; fees and expenses of custodians including those for keeping books and accounts, maintaining any line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser’s or an affiliate of the Adviser’s employees rendering such services to the Fund); expenses of Trustees’ and Investors’ meetings; trade association memberships; insurance premiums; and any extraordinary expenses. In addition, the Fund will be responsible for other expenses, fees, taxes, penalties and costs associated with the Fund’s investments, including but not limited to filing fees, fees to third party sub-servicers, taxes payable or required to be withheld by or in respect of the Fund or to which the Fund may be subject, any reasonably incurred fees and expenses relating to legal, accounting, bank or other financial intermediaries, third party advisors and consultants, due diligence, research, litigation and restructuring costs and expenses and all other out of pocket expenses of the Adviser and any affiliate to whom it has delegated any of its functions, power, responsibilities or duties. Certain fees may be waived or reimbursed by the Adviser.

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The Adviser shall be entitled to receive from the Fund compensation in an amount equal to 0.55% annually of the average net assets of the Fund (the “Management Fee”). The Fund also pays the Adviser a performance fee (the “Performance Fee”), on a quarterly basis, at an annual rate of 10% of the Fund’s net profits, if any, over the high water mark (as defined below); provided that the Performance Fee shall be due only if (and, to the extent necessary, shall be reduced by an amount so that), after deducting such Performance Fee, the Fund’s net profits as of end of the applicable quarter will at least equal the Preferred Return (defined below). For the purposes of calculating the Performance Fee, net profits will be determined by taking into account net realized gain or loss (including realized gain that has been distributed to shareholders during a fiscal quarter and net of Fund expenses, including the Management Fee) and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income. No Performance Fee will be payable for any fiscal quarter unless losses and depreciation from prior fiscal quarters (the “cumulative loss”) have been recovered by the Fund, which is referred to as a “high water mark” calculation. The cumulative loss to be recovered before payment of Performance Fees will be reduced in the event of withdrawals by shareholders. The Adviser is under no obligation to repay any Performance Fees previously paid by the Fund. Thus, the payment of Performance Fee for a fiscal quarter will not be reversed by the subsequent decline of the Fund’s net asset value in any subsequent fiscal quarter.

The “Preferred Return” as of the end of the applicable fiscal quarter is an amount equal to (a) 1.25% (the “Preferred Return Rate”) multiplied by (b) the Fund’s net asset value as of the beginning of the fiscal quarter, adjusted to reflect additions to the Fund’s net asset value resulting from new Share purchases during the fiscal quarter and reductions to the Fund resulting from withdrawals by, or distributions to, shareholders during the fiscal quarter (the “Preferred Return Base”).

The Performance Fee is accrued monthly and taken into account for the purpose of determining the Fund’s net asset value. Accordingly, the repurchase price received by a shareholder whose Shares are repurchased in a repurchase offer will be based on a valuation that will reflect a Performance Fee accrual if the Fund has experienced positive performance through the date of repurchase. No adjustment to a repurchase price will be made after it has been determined. However, for shareholders whose Shares are not repurchased on an intra-quarter repurchase date, the Performance Fee accrual may subsequently be reversed prior to payment if the Fund’s performance declines within the quarter. Performance Fees payable are determined as of, and are promptly paid after, the last day of each fiscal quarter.

The Performance Fee presents certain risks that are not present in funds without a Performance Fee. The aggregate amount of the Performance Fee and the Management Fee payable by the Fund may be higher than those paid by most other registered investment companies.

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. The Fund is expected to incur organizational and offering expenses of approximately $867,000 in connection with the initial offering of Shares. The Fund will bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares.

Pursuant to the Service Agreement, the Adviser is responsible for providing, at the expense of the Fund, certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service oversight. Pursuant to the Service Agreement, the Adviser shall determine, subject to Board approval, the expenses to be reimbursed by the Fund, including an overhead allocation. The payments under the Service Agreement are not intended to provide a profit to the Adviser. Instead, the Adviser provides the services under the Service Agreement because it also provides advisory services under the Investment Advisory Agreement. The reimbursement shall be paid monthly in arrears by the Fund.

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III.       SUMMARY OF PRINCIPAL TERMS

The following summary does not purport to be complete and is qualified in its entirety by the more detailed information appearing elsewhere in this Memorandum. For a discussion of certain risks involved in an investment in the Fund, please see Section IV “Risk Factors” of this Memorandum.

The Fund	John Hancock GA Senior Loan Trust, a Delaware statutory trust.
Investment Objective	The Fund’s investment objective is to generate current income. There can be no assurance that the Fund will achieve its investment objective.
Investment Adviser

The Fund’s investment activities will be managed by the Adviser pursuant to the Investment Advisory Agreement. The Adviser is a registered investment adviser with the SEC under the Advisers Act.

Although the Adviser is a registered commodity pool operator (“CPO”), the Adviser has claimed an exclusion from CPO registration pursuant to U.S. Commodity Futures Trading Commission (“CFTC”) Rule 4.5 with respect to the Fund. To remain eligible for this exclusion, the Fund must comply with certain limitations, including limits on trading in commodity interests, and restrictions on the manner in which the Fund markets its commodity interests trading activities. These limitations may restrict the Fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return.

Board of Trustees	The Board has an oversight role with respect to the Fund and will include Independent Trustees who will not be “interested persons” of the Fund or of the Adviser as defined in Section 2(a)(19) of the 1940 Act. The Board will initially consist of four members, three of whom will be Independent Trustees.
Offering	The Fund may offer Shares to Eligible Investors, from time to time, in one or more offerings.
Minimum Investment	The Fund does not employ a minimum investment amount, although it reserves the right to restrict, reject, or cancel any purchase. Shares may only be offered to Eligible Investors.
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Leverage	The Adviser does not intend to cause the Fund to borrow money or leverage its investments for the purpose of making investments and paying fund expenses. The Fund may borrow for short-term, liquidity purposes. The Fund may not borrow if, following such borrowing, the Fund does not have a ratio of assets to all “senior securities” of at least 300%. The Fund may obtain a credit facility from a lender on such terms as determined by the Board and the Adviser. Any such borrowing may be on a secured or unsecured basis. To the extent necessary to repay timely any such borrowing, the Fund would liquidate assets.
Distributions	The Fund expects to declare and pay distributions at least semi-annually, subject to the Board’s discretion and applicable legal restrictions.
Investment Management Fee	The Management Fee is paid at an annual rate of 0.55% of average net assets. A Performance Fee of 10% of the Fund’s net profits, if any, over the high water mark, as defined above, provided that the Performance Fee shall be due only if after deducting such Performance Fee the Fund’s net profits as of the end of the applicable quarter will at least equal the Preferred Return, as defined above.
Transactional Fees	Any fees received on a pro rata basis by the Fund or the Adviser from investments or prospective investments once the interest rate associated with a prospective investment has been locked shall be paid to or retained by the Fund net of any expense reimbursement payable to the Adviser, an affiliate or third parties for servicing of such investment.
Service Agreement

The Adviser will provide administrative services to the Fund and furnish the Fund with office facilities, equipment, and accounting, bookkeeping, clerical and record keeping services, including preparing the reports discussed in Section III “Summary of Principal Terms – Reports to Investors” of this Memorandum. The Adviser may also perform such other administrative services for the Fund that are mutually agreed upon from time to time.

The Adviser is responsible for providing, at the expense of the Fund, certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service oversight. Pursuant to the Service Agreement, the Adviser shall determine, subject to Board approval, the expenses to be reimbursed by the Fund, including an overhead allocation. The payments under the Service Agreement are not intended to provide a profit to the Adviser. Instead, the Adviser provides the services under the Service Agreement because it also provides advisory services under the Investment Advisory Agreement. The reimbursement shall be paid quarterly in arrears.

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Fund Expenses

The Fund bears all costs of its organization and operation, including but not limited to, as applicable, expenses of preparing, printing and mailing all Investors’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance shares; government fees; interest charges; expenses of furnishing to Investors their account statements; taxes; brokerage, correspondent subservicing fees, and other expenses connected with the execution and servicing of portfolio securities and securities transactions; fees and expenses of custodians including those for keeping books and accounts, maintaining any line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser’s or an affiliate of the Adviser’s employees rendering such services to the Fund); the compensation and expenses of officers and Trustees (other than persons serving as President or Trustee who are otherwise affiliated with the Fund, the Adviser or any of their affiliates); expenses of Trustees’ and Investors’ meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its advisory services under the Investment Advisory Agreement, the Adviser receives a fee from the Fund. See “Fees and Expenses” above for additional information.

Co-Investment	The Fund is subject to certain regulatory restrictions in negotiating certain investments with entities with which it may be restricted from doing so under the 1940 Act, such as the Adviser and its affiliates, unless it obtains an exemptive order from the SEC. The Fund, the Adviser and certain of its affiliates have received an exemptive order from the SEC to permit co-investment with other funds managed by the Adviser or its affiliates in a manner consistent with the Fund’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Under the order, the Fund will be permitted to co-invest with affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Fund’s independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to the Fund and Investors and do not involve overreaching of the Fund or Investors by any person concerned and (2) the transaction is consistent with the interests of Investors and is consistent with the Fund’s investment objective and strategies.
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Investor Liquidity	Fund Shares are not redeemable. However, the Board (subject to applicable legal requirements) may determine to conduct periodic share repurchases to allow Investors to tender their shares at a price equal to current net asset value per share in effect as of each date of repurchase.
Redemptions and Repurchases of Shares by the Fund

Shares are not redeemable at the option of Investors and an Investor has no right to require the Fund to redeem its Shares. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Investors. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Investors, the Board will consider the recommendation of the Adviser. The Board will also consider the following factors, among others, in making this determination: (i) whether any Investors have requested that the Fund repurchase their Shares; (ii) the liquidity of the Fund’s assets; (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Shares; and (vi) the economic condition of the securities markets.

If a repurchase offer is oversubscribed by Investors who tender their Shares for repurchase (in other words, if the amount of Shares tendered exceeds the amount that the Fund has offered to repurchase), the Fund will repurchase only a pro rata portion of the Shares tendered, unless the offer to repurchase Shares in the Fund is increased and extended.

Any Fund repurchase of Shares will be at the net asset value determined as of the valuation date, which is generally expected to be the last day of each calendar month.

Transfer of Shares	An Investor may not sell, assign, transfer or pledge any interest in the Fund except as permitted by the Fund’s declaration of trust (the “Fund Agreement”) and with the prior written consent of the Board.
Reports to Investors	The Fund will provide to its Investors unaudited semi-annual and audited annual reports, including a list of investments held. In addition, U.S. federal income tax information will be provided annually.
Other U.S. Federal Income Tax Considerations	The Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its income is timely distributed to its Investors. In order to qualify for favorable tax treatment as a RIC, the
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Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements. The Fund generally expects to satisfy the requirements to qualify and be eligible to be treated as a RIC. Nonetheless, there can be no assurance that the Fund will so qualify and be eligible.

If the Fund fails to qualify as a RIC or to satisfy the distribution requirement in any taxable year, it would be subject to tax on its taxable income at corporate rates, whether or not distributed to its Investors, and all distributions out of earnings and profits would be taxable to its Investors as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make distributions (which could be subject to interest charges) before requalifying as a RIC that is accorded special tax treatment.

Distributions from the Fund generally will be taxable to Investors as ordinary income or net capital gains, whether or not such distributions are reinvested in Shares. An Investor that is not subject to tax on its income will generally not be required to pay tax on amounts distributed to it by the Fund, provided that such Investor’s acquisition of its Shares is not debt-financed within the meaning of Section 514 of the Code. The Fund will inform Investors of the amount and character of its distributions to Investors. See “Certain Tax Considerations” and “Types of Investments and Related Risk Factors—Tax Risks” below for additional information.” See “Legal and Tax Matters.”

Because the Fund intends to qualify as a RIC under Subchapter M of the Code, it is expected to provide tax reports to Investors on Form 1099. In addition, if the Fund qualifies as a RIC, the Fund potentially will block unrelated business taxable income for benefit plan investors and other investors that are generally otherwise exempt from payment of U.S. federal income tax. In order to so qualify, the Fund may structure its investments in a way involving tax inefficiencies. See Section VIII “Certain Tax Matters” of this Memorandum.

Risk Factors and Potential Conflicts of Interest	An investment in the Fund involves significant risks and potential conflicts of interest, some of which are described in more detail in Section IV “Risk Factors” and Section VII “Potential Conflicts of Interest” of this Memorandum.
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Indemnification	None of the Adviser or its respective members, managers, trustees, partners, shareholders, employees or agents (each, an “Indemnified Person”) will be liable to the Fund or the Investors for any act or omission of such person taken in good faith except for any such act or omission constituting gross negligence, fraud or willful misconduct, as finally determined by a court of competent jurisdiction (referred to herein as a “Breach of Standard of Conduct”). To the extent permitted by Section 17(i) of the 1940 Act, the Fund will indemnify, defend and hold harmless each Indemnified Person against all claims, damages, liabilities, costs and expenses, including legal fees, to which they may be or become subject by reason of their activities on behalf of the Fund, or otherwise relating to the Fund Agreement, except to the extent that such claims, damages, liabilities, costs or expenses are determined to have resulted from such Indemnified Person’s Breach of Standard of Conduct. To the extent permitted by Section 17(i) of the 1940 Act, the Fund will advance expenses incurred by an Indemnified Person under certain conditions.
Legal Counsel	K&L Gates LLP
Accountants	Ernst & Young LLP will serve as the independent public accounting firm to audit the annual financial statements of the Fund.
Custodian	State Street Bank and Trust Company, as the Fund’s custodian, will hold the Fund’s assets as required by the 1940 Act and calculate the Fund’s NAV.
Transfer Agent	State Street Bank and Trust Company will serve as transfer agent for the Shares of the Fund.
Placement Agent	The Fund does not have a principal underwriter. The Fund has entered into a Placement Agency Agreement with John Hancock Distributors, LLC, an affiliate of the Adviser, to offer to sell Shares of the Fund.

IV. RISK FACTORS

Investments in the Fund involve a high degree of risk. There can be no assurance that the Fund’s investment objectives will be achieved, or that an Investor will receive a return of its capital. In addition, there will be occasions when the Adviser and its affiliates may encounter potential conflicts of interest in connection with the Fund. The following considerations should be carefully evaluated before making an

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investment in the Fund’s Shares. If any of those risks actually occurs, the Fund’s business, financial condition and results of operations could be materially and adversely affected, and you may lose all or part of your investment.

Risks Associated with the Fund’s Investments

Senior Loans Risk. The Fund may be subject to greater levels of credit risk, call (or “prepayment”) risk, settlement risk and liquidity risk than funds that do not invest in senior loans. Senior loans are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and a senior loan may lose significant value before a default occurs. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior loans. In addition, the senior loans in which the Fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively less liquid relative to markets for other more liquid fixed income securities. Consequently, transactions in senior loans may involve greater costs than transactions in more actively traded securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans difficult to value accurately or sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for the senior loans and/or may result in the Fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to the Fund. Senior loans may have extended trade settlement periods which may result in cash not being immediately available to the Fund. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the Fund may have to reinvest the proceeds in other senior loans or similar instruments that may pay lower interest rates. Senior loans in which the Fund invests may or may not be collateralized, although the loans may not be fully collateralized and the collateral may be unavailable or insufficient to meet the obligations of the borrower. The Fund may have limited rights to exercise remedies against such collateral or a borrower, and loan agreements may impose certain procedures that delay receipt of the proceeds of collateral or require the Fund to act collectively with other creditors to exercise its rights with respect to a senior loan. Because of the risks involved in investing in senior loans, an investment in the Fund should be considered speculative. Junior loans, which are secured and unsecured subordinated loans, second lien loans and subordinate bridge loans, involve a higher degree of overall risk than senior loans of the same borrower due to the junior loan’s lower place in the borrower’s capital structure and, in some cases, their unsecured status.

Loans and Other Indebtedness; Loan Participations and Assignments Risk. Loan interests may take the form of (i) direct interests acquired during a primary distribution or (ii) assignments of, novations of or participations in all or a portion of a loan acquired in secondary markets. In addition to credit risk and interest rate risk, the Fund’s exposure to loan interests may be subject to additional risks. For example, purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of the loan. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral.

Investments in loans through a purchase of a loan or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. While the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender, assignments may be arranged through private negotiations and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

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In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.

The Fund may have difficulty disposing of loans and loan participations because to do so it will have to assign or sell such securities to a third party. Because there is no liquid market for many such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular loans and loan participations when that would be desirable, including in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio.

To the extent the Fund acquires loans, including bank loans, the Fund may be subject to greater levels of credit risk, call (or “prepayment”) risk, settlement risk and liquidity risk than funds that do not invest in such securities. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments and may be more volatile than other types of securities. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in loans. In addition, the loans in which the Fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in loans may involve greater costs than transactions in more actively traded securities. In connection with certain loan transactions, transaction costs that are borne by the Fund may include the expenses of third parties that are retained to assist with reviewing and conducting diligence, negotiating, structuring and servicing a loan transaction, and/or providing other services in connection therewith. Furthermore, the Fund may incur such costs in connection with loan transactions that are pursued by the Fund but not ultimately consummated (so-called “broken deal costs”).

Restrictions on transfers in loan agreements, a lack of publicly available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make loans more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for the loans and/or may result in the Fund not receiving the proceeds from a sale of a loan for an extended period after such sale, each of which could result in losses to the Fund. Some loans may have extended trade settlement periods, including settlement periods of greater than 7 days, which may result in cash not being immediately available to the Fund. If an issuer of a loan prepays or redeems the loan prior to maturity, the Fund may have to reinvest the proceeds in other loans or similar instruments that may pay lower interest rates. Because of the risks involved in investing in loans, an investment in the Fund should be considered speculative.

The Fund’s investments in subordinated and unsecured loans generally are subject to similar risks as those associated with investments in secured loans. Subordinated or unsecured loans are lower in priority of payment to secured loans and are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral.

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Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Because there is limited public information available regarding loan investments, the Fund is particularly dependent on the analytical abilities of the Fund’s portfolio managers. These issues may be particularly pronounced with respect to loans made to individuals.

Economic exposure to loan interests through the use of derivative transactions may involve greater risks than if the Fund had invested in the loan interest directly during a primary distribution, through direct originations, or through assignments of, novations of or participations in a loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.

Subordinated Liens on Collateral. Certain debt investments that the Fund may make will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the Fund’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the Fund under the agreements governing the debt. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before the Fund is so entitled. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then, to the extent not repaid from the proceeds of the sale of the collateral, the Fund will only have an unsecured claim against the company’s remaining assets, if any.

The rights the Fund may have with respect to the collateral securing the debt investments it makes with senior debt outstanding may also be limited pursuant to the terms of one or more inter-creditor agreements that the Fund enters into with the holders of senior debt. Under such an inter-creditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. The Fund may not have the ability to control or direct such actions, even if its rights are adversely affected.

Delayed Funding Loans and Revolving Credit Facilities Risk. The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a bank or other lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Variable and Floating Rate Instruments Risk. The Fund may invest in floating rate debt instruments, including senior loans. Variable and floating rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to senior loans, variable and floating rate instruments may include, without limitation, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-related and other asset-backed securities. Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable or floating

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rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a variable or floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

Fixed-Income Securities. Fixed-income securities generally are subject to two principal types of risks: (a) interest rate risk; and (b) credit quality risk. Fixed-income securities are also subject to liquidity risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. Recent and potential future changes in government monetary policy may affect the level of interest rates. The longer a fixed-income security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity, and call features, among other characteristics. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed-income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). Recent and potential future changes in government monetary policy may affect the level of interest rates.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower rated fixed-income securities, commonly referred to as junk bonds, are riskier than funds that may invest in higher rated fixed-income securities.

Liquidity Risk. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income funds may be higher than normal; the selling of fixed-income securities to satisfy shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing the fund’s ability to sell such securities. The secondary market for certain tax-exempt securities tends to be less well-developed or liquid than many other securities markets, which may adversely affect a fund’s ability to sell such securities at attractive prices.

Lower-rated and high-yield fixed-income securities risk. Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by Standard & Poor’s Ratings Services and Fitch Ratings, as applicable) (also called junk bonds). The general risks of investing in these securities are as follows:

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Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager’s own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.

Prepayment of Principal Risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Credit and Counterparty Risk. This is the risk that the issuer or guarantor of a fixed-income security or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the credit of an investment and may make default more likely, which may result in a decline in the value of the Fund’s portfolio.

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Senior Debt Risk. Because it may invest in below-investment grade senior debt, the Fund may be subject to greater levels of credit risk than funds that do not invest in such debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.

Valuation Risk. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. See “Calculation of Net Asset Value.” Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Economic Recessions or Downturns. The Fund’s investments may be susceptible to economic downturns or recessions. During these periods the value of the Fund’s portfolio may decrease if it is required to write down the values of its investments. Adverse economic conditions may also decrease the value of the Fund’s equity investments and the value of collateral securing any debt instruments that it holds. Economic slowdowns or recessions could lead to financial losses in the Fund’s portfolio and a decrease in revenues, net income and assets which could harm its operating results. In addition, a prolonged economic downturn or recession could extend its investment time horizon by limiting its ability to achieve timely liquidity events, such as a sale or merger or the refinancing of its debt investments, and could ultimately impact its ability to realize anticipated investment returns.

Risks Related to the Fund’s Business and Structure

Risks Related to Changes in Interest Rates. A substantial amount of the Fund’s debt investments are likely to be based on floating rates, such as LIBOR, EURIBOR, the Federal Funds Rate, or the Prime Rate. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments, the value of its Shares and its rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on investment income. An increase in interest rates could decrease the value of any investments the Fund holds which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase interest expense, thereby decreasing net investment income. Also, an increase in interest rates available to investors could make investment in the Fund’s Shares less attractive if the Fund is not able to increase distributions, which could reduce the value of its Shares. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling banks to submit LIBOR rates after 2021. At this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom or elsewhere. The elimination of LIBOR or any other changes or reforms to the determination or supervision of LIBOR could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to the Fund or on the Fund’s overall financial condition or results of operations.

Price Declines in the Corporate Leveraged Loan Market. Conditions in the medium- and large-sized U.S. corporate debt market may experience disruption or deterioration in the future, which may cause pricing levels to decline or be volatile. As a result, the Fund’s net asset value could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of investments, which could have a material adverse impact on the Fund’s business, financial condition and results of operations.

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Competition for Investments. A large number of entities, including private funds, registered investment companies, business development companies, and insurance companies, will compete with the Fund to make the types of investments that it intends to target as a focus of its business strategy. Certain of these competitors may be substantially larger, have considerably greater financial, technical and marketing resources than the Fund will have and offer a wider array of financial services. For example, some competitors may have a lower cost of funds or access to funding sources that are not available to the Fund. The Fund may lose investment opportunities if it does not match its competitors’ pricing, terms and structure. There may be intense competition for financings or investments of the type the Fund intends to make, and such competition may result in less favorable financing or investment terms than might otherwise exist. Furthermore, many of the Fund’s competitors are not subject to the regulatory restrictions that the 1940 Act imposes on registered investment companies or the source of income, asset diversification and distribution requirements that funds must satisfy to maintain RIC status. There can be no assurance that there will be a sufficient number of attractive potential investments available to the Fund to achieve target returns. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships. The competitive pressures the Fund faces may have a material adverse effect on business, financial condition, results of operations and cash flows.

Broad Authority for Board Action. The Board has the authority to modify or waive certain operating policies and strategies without prior notice (except as required by the 1940 Act) and without Investor approval. The Fund cannot predict the effect any changes to current operating policies and strategies would have on business, operating results and value of common stock. Nevertheless, the effects may adversely affect business and impact the ability to make distributions.

Changes in Law or Regulation. Changes in the state and U.S. federal laws applicable to the Fund, including changes to state and U.S. federal tax laws, or applicable to the Adviser and other securities in which the Fund may invest, may negatively affect the Fund’s returns. The Fund may need to modify its investment strategy in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.

Regulatory Limitations on the Use of Futures and Related Options, Interest Rate Floors, Caps and Collars and Interest Rate and Currency Swap Contracts. The CFTC has adopted regulations that subject registered investment companies and/or their investment advisors to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) (“commodity interests”), or if the registered investment company markets itself as providing investment exposure to such commodity interests. The Advisor is registered as a CPO under the CEA and is a National Futures Association member firm; however, the Advisor does not act in the capacity of a registered CPO with respect to the Fund.

Although the Adviser is a registered CPO, the Adviser has claimed an exclusion from CPO registration pursuant to CFTC Rule 4.5 with respect to the Fund. To remain eligible for this exclusion, the Fund must comply with certain limitations, including limits on trading in commodity interests, and restrictions on the manner in which the Fund markets its commodity interests trading activities. These limitations may restrict the Fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return.

Legislative or other actions relating to taxes could have a negative effect. Legislative or other actions relating to taxes could have a negative effect on the Fund. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. Recently enacted tax reform legislation makes many changes to the Internal Revenue Code, including, among other things, significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. The Fund cannot predict with certainty how these or any other changes in the tax laws might affect the Fund, investors, or the Fund’s portfolio investments. Any additional new legislation and any U.S. Treasury regulations, administrative

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interpretations or court decisions interpreting the recent tax reform legislation or any other new legislation could significantly and negatively affect the Fund’s ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to the Fund and its investors of any such qualification, or could have other adverse consequences. Investors are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in the Fund’s securities.

Reliance on Personnel. The Fund’s success depends upon the diligence, skill and network of business contacts of the Adviser’s investment professionals. They will evaluate, negotiate, structure, close and monitor the Fund’s investments in accordance with the terms of the Investment Advisory Agreement. There can be no assurance that the Adviser’s personnel will continue to be associated with the Adviser throughout the life of the Fund. Adviser personnel, and any investment professionals that the Adviser may subsequently retain, will identify, evaluate, negotiate, structure, close, monitor and manage the Fund’s investments. The Fund’s future success will depend to a significant extent on the continued service and coordination of Adviser personnel. If the Adviser does not maintain its existing relationships with sources of investment opportunities and does not develop new relationships with other sources of investment opportunities, the Adviser may not be able to grow the Fund’s investment portfolio. In addition, individuals with whom Adviser personnel have relationships are not obligated to provide the Fund with investment opportunities. Therefore, the Fund and the Adviser can offer no assurance that such relationships will generate investment opportunities for the Fund.

The Fund’s ability to achieve its investment objective will also depend on the Adviser’s ability to manage the Fund and to grow its investments and earnings. This will depend, in turn, on the Adviser’s ability to identify, invest in and monitor portfolio companies that meet the Fund’s investment criteria. The achievement of the Fund’s investment objective will depend upon the Adviser’s execution of the Fund’s investment process, its ability to provide competent, attentive and efficient services, and, to a lesser extent, the Fund’s access to financing on acceptable terms. The Adviser’s team of investment professionals will have substantial responsibilities in connection with the management of other investment funds, accounts and investment vehicles. The personnel of the Adviser may be called upon to provide managerial assistance to portfolio companies. These activities may distract them from servicing new investment opportunities for the Fund, or slow the Fund’s rate of investment. Any failure to manage the Fund’s business and future growth effectively could have a material adverse effect on business, financial condition, results of operations and cash flows.

Resignation of Adviser. Generally, the Adviser has the right, under the Investment Advisory Agreement, to resign at any time upon not less than 60 days’ written notice, regardless of whether the Fund has found a replacement. If the Adviser resigns, the Fund may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 or 120 days, as applicable, or at all. If the Fund is unable to do so quickly, operations are likely to experience a disruption, and the Fund’s financial condition, business and results of operations as well as its ability to pay distributions are likely to be adversely affected, and the value of its Shares may decline.

No Assurance of Cash Distributions. Subject to the Board’s discretion and applicable legal restrictions, the Fund expects to declare and pay distributions at least semi-annually. The Fund expects to pay these distributions out of assets legally available for distribution. However, there are no assurances that the Fund will achieve investment results that will allow it to make a targeted level of cash distributions or year-to-year increases in cash distributions. All distributions that are made will be at the discretion of the Board and will depend on the Fund’s earnings, financial condition, maintenance of RIC status and other factors as the Board may deem to be relevant. The Fund’s ability to pay distributions might be adversely affected by the impact of the risks described herein. There can be no assurances that the Fund will pay distributions to Investors in the future.

In certain cases, the Fund may recognize income before or without receiving the accompanying cash. Depending on the amount of noncash income, this could result in difficulty satisfying the annual

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distribution requirement applicable to RICs. Accordingly, the Fund may have to sell some investments at times the Fund would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements.

Valuation of Portfolio Securities. Investments are valued (at least) at the end of each calendar month. Assets that are not publicly traded or whose market prices are not readily available are valued at fair value as approved in good faith by the Board in accordance with the Fund’s valuation policy. In connection with that determination, recommended portfolio valuations will be prepared in accordance with the Fund’s valuation policy using valuations obtained from independent valuation firms and/or proprietary models depending on the availability of information on the Fund’s assets and on the type of asset being valued.

Because fair values, and particularly fair values of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and are often based to a large extent on estimates, comparisons and qualitative evaluations of private information. The Fund’s determinations of fair value may differ materially from the values that would have been determined if a ready market for these securities existed.This could make it more difficult for Investors to value accurately the Fund’s portfolio investments and could lead to undervaluation or overvaluation of the Fund’s interests. In addition, the valuation of these types of securities may result in substantial write-downs and earnings volatility.

Net asset value as of a particular date may be materially greater than or less than the value that would be realized if assets were to be liquidated as of such date. For example, if the Fund were required to sell a certain asset or all or a substantial portion of its assets on a particular date, the actual price that the Fund would realize upon the disposition of such asset or assets could be materially less than the value of such asset or assets as reflected in the Fund’s net asset value. Volatile market conditions could also cause reduced liquidity in the market for certain assets, which could result in liquidation values that are materially less than the values of such assets as reflected in net asset value.

Limited Liquidity. There is currently no public market for the Fund’s Shares, and a market for the Fund’s Shares will never develop. The Fund’s Shares are not registered under the 1933 Act, or any state securities law and is restricted as to transfer by law and the terms of the charter. Investors generally may not sell, assign or transfer Shares without prior written consent of the Adviser, which the Adviser may grant or withhold in its sole discretion. Except in limited circumstances for legal or regulatory purposes, Investors are not entitled to redeem their Shares. Investors must be prepared to bear the economic risk of an investment in the Fund’s Shares for an indefinite period of time.

Preferred Stock Could Be Issued. Under the terms of the Fund Agreement, the Board is authorized, to the fullest extent permitted by the 1940 Act, to authorize the Fund to issue shares of preferred stock in one or more classes or series without Investor approval. The Board, subject to the terms of any class or series of stock outstanding at the time, is required to set the preferences, conversion, and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series, including preferred stock with terms that might adversely affect the interest of existing Investors.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions also may have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Cybersecurity and Operational Risk. Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations,

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business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Fund, the Adviser, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which the Fund invests, and thereby cause the fund’s investments to lose value.

Cyber-events have the potential to materially affect the Fund and the Adviser’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The Fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the Fund will be able to prevent or mitigate the impact of any or all cyber-events.

The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.

Risks Related to RICs

The Fund Will be Subject to Corporate-level U.S. Federal Income Tax if it is Unable to Qualify as a RIC. Although the Fund intends to elect to be treated as a RIC as soon as practicable, no assurance can be given that it will be able to qualify for and maintain qualification as a RIC. To obtain and maintain qualification as a RIC, the Fund must meet the following source-of-income, asset diversification, and distribution requirements.

The income source requirement will be satisfied if the Fund obtains at least 90% of gross income for each year from dividends, interest, foreign currency, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or similar sources.

The asset diversification requirement will be satisfied if the Fund meets certain asset diversification requirements at the end of each quarter of its taxable year. Failure to meet those requirements may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of its qualification as a RIC. Because most of its investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. The Fund may have difficulty satisfying the diversification requirement during its ramp-up phase until it has a portfolio of investments.

The annual distribution requirement will be satisfied if the Fund distributes to Investors on an annual basis at least 90% of net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because the Fund may use debt financing, it is subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict the Fund from making distributions necessary to satisfy the distribution requirement. If the Fund is unable to obtain cash from other sources, it could fail to qualify as a RIC.

If the Fund fails to qualify as a RIC for any reason and therefore becomes subject to corporate income tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of distributions.

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The Fund May Have Difficulty Paying its Required Distributions if it Recognizes Income Before or Without Receiving Cash Representing Such Income. For U.S. federal income tax purposes, the Fund will include in its taxable income certain amounts that it has not yet received in cash, such as original issue discount, which may arise if it receives warrants in connection with the origination of a loan or possibly in other circumstances, or contractual “payment-in-kind,” or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount or increases in loan balances as a result of contractual PIK arrangements will be included in the Fund’s taxable income before it receives any corresponding cash payments. The Fund also may be required to include in taxable income certain other amounts that it will not receive in cash. Since, in certain cases, it may recognize taxable income before or without receiving corresponding cash payments, it may have difficulty meeting the annual distribution requirement necessary to maintain its qualification as a RIC. Accordingly, to satisfy RIC distribution requirements, it may have to sell some investments at times or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities. If the Fund is not able to obtain cash from other sources, it may fail to qualify for tax treatment as a RIC and thus become subject to corporate-level U.S. federal income tax.

The Fund’s investments may include original-issue-discount instruments and contractual PIK-interest arrangements. To the extent original issue discount or PIK-interest constitutes a portion of the Fund’s income, the Fund are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	The higher interest rates of original issue discount and PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and original issue discount and PIK instruments generally represent a significantly higher credit risk than coupon loans.

•	Even if the accounting conditions for income accrual are met, the borrower could still default when actual collection is supposed to occur at the maturity of the obligation.

•	Original issue discount and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. Original issue discount and PIK income may also create uncertainty about the source of cash distributions.

•	To the extent the Fund provides loans with interest-only payments or moderate loan amortization, the majority of the principal payment or amortization of principal may be deferred until loan maturity. Because this debt generally allows the borrower to make a large lump-sum payment of principal at the end of the loan term, there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity.

•

For accounting purposes, any cash distributions to Investors representing original issue discount and PIK-income are not treated as coming from paid-in capital, even though the cash to pay them comes from offering proceeds. As a result, despite the fact that a distribution representing original issue discount and PIK-income could be paid out of amounts invested by Investors, the 1940 Act does not require that Investors be given notice of this fact by reporting it as a return of capital.

•

An election to defer PIK interest payments by adding them to principal increases the Fund’s gross assets and, thus, increases future base management fees to the Adviser and, because interest payments will then be payable on a larger principal amount, the PIK election also increases the Adviser’s future income incentive fees at a compounding rate.

•	Market prices of OID instruments are more volatile because they are affected to a greater extent by interest rate changes than instruments that pay interest periodically in cash.
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•	The deferral of interest on a PIK loan increases its loan-to-value ratio, which is a measure of the riskiness of a loan.

•	OID creates the risk of non-refundable cash payments to the Adviser based on non-cash accruals that may never be realized.

•

The required recognition of OID, including PIK, interest for U.S. federal income tax purposes may have a negative impact on liquidity, because it represents a non-cash component of the Company’s taxable income that must, nevertheless, be distributed to investors to avoid it being subject to corporate level taxation.

Distribution and Asset Coverage Ratio Requirements May Impact Fund’s Ability to Grow. In order for the Fund to obtain and maintain RIC tax treatment, among other things, it is required to distribute at least 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. As a result, these earnings will not be available to fund new investments, and the Fund will need additional capital to fund growth in its investment portfolio. If the Fund fails to obtain additional capital, it could be forced to curtail or cease new investment activities, which could adversely affect business, operations and results.

Unrealized Depreciation on the Fund’s Loan Portfolio May Be an Indication of Future Realized Losses and Reduction in Income Available for Distribution. As a registered closed-end management investment company, the Fund is required to carry investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by the Board. Decreases in the market values or fair values of the Fund’s investments are recorded as unrealized depreciation. Any unrealized losses in the Fund’s portfolio could be an indication of an issuer’s inability to meet its repayment obligations with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of income available for distribution or to make payments on other obligations in future periods.

If the Fund’s distributions exceed the Fund’s taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to common shareholders. A return of capital distribution will generally not be taxable to shareholders. However, a return of capital distribution will reduce a shareholder’s cost basis in Shares on which the distribution was received, thereby potentially resulting in a higher reported capital gain or lower reported capital loss when those Shares are sold or otherwise disposed of.

Limits on Transactions with Affiliates. The Fund is prohibited under the 1940 Act from participating in certain transactions with certain affiliates without the prior approval of a majority of the independent members of the Board and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities will be its affiliate for purposes of the 1940 Act, and the Fund will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Board. The 1940 Act also prohibits certain “joint” transactions with certain affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of the Board and, in some cases, the SEC. If a person acquires more than 25% of the Fund’s voting securities, the Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons absent the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The Fund has received an exemptive order from the SEC that allows it, subject to the satisfaction of certain conditions, to enter into transactions with certain affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available.

Payments to Financial Intermediaries. The Adviser or its affiliates have arrangements with a number of financial intermediaries who present commercial real estate loan investment opportunities. Typically, these arrangements result in the referring institution being paid an ongoing sub-servicing fee for the duration of the loan. In these circumstances, the Fund and other participating accounts investing in the loan are each

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obligated to pay (or reimburse to the Adviser or its affiliates) their pro rata portion of the ongoing fee. These arrangements result in others being compensated for a portion of loan servicing activities for which the Adviser receives servicing compensation from its clients. However, the Adviser believes these arrangements are beneficial in generating investment opportunities which would not otherwise be made available to clients or the Adviser’s affiliates.

Risks Related to the Adviser

Conflicts Related to Obligations the Adviser Has to Other Clients. Certain Adviser personnel serve, or may serve, as officers, trustees, members, or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds, accounts, or investment vehicles managed by the Adviser or affiliates of the Adviser. Similarly, the Adviser may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, the Adviser and certain personnel may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its Investors. In addition, in accordance with its obligations under the 1940 Act, the Adviser intends to agree to allow certain Investors the opportunity to participate in certain investment opportunities that the Fund may decide to participate in. The Adviser intends to allocate any investment opportunities in a fair and equitable manner; however, there is no assurance that that the Fund will be able to participate in all investment opportunities or that investment opportunities will be allocated in a fair and equitable manner.

The Adviser’s officers and board members each serve in a dual capacity as officers and/or board members of the Adviser as well as officers and/or employees of John Hancock Life Insurance Company (U.S.A.) and/or one or more of its affiliates. These persons are shared with and provide services to the Adviser under a services agreement with John Hancock (which has a services agreement with one or more affiliated companies), but typically spend the majority of their time on activities for John Hancock or its affiliates. These persons are subject to the control of John Hancock or its affiliates and might take actions that are different from the actions that individuals who are not employed by John Hancock or its affiliates would take. The principal activity of certain of these persons is in each case providing investment advice or investment management-related services to affiliated or non-affiliated entities. These supervised persons receive a base salary and performance-based bonus which is based on a number of factors, including the performance of certain accounts of John Hancock that are independent of the investments made by the Adviser on behalf of its clients, which could present a conflict of interest. For example, certain officers of the Adviser, acting in their capacity as John Hancock employees, might review investments for John Hancock of the type in which the Adviser’s clients do not invest. If that asset class were performing better than asset classes in which the Adviser’s clients do invest, the compensation of such supervised persons from that asset class would be higher and thus would incentivize such supervised persons to allocate more of their time and attention to that asset class. Additionally, potential material conflicts also include those relating to the allocation of investment opportunities as well as general preferential treatment for a proprietary account because of the portfolio manager or relevant investment staff’s economic and employment relationship with John Hancock and its affiliated insurance companies. These conflicts are mitigated by: each such supervised person’s responsibility to render services in the client’s best interest pursuant to the investment management or other agreement and the Adviser’s code of ethics and the Adviser’s Conflict of Interest and Investment Allocation Oversight Committee.

Possession of Material Non-Public Information, Limiting the Adviser’s Investment Discretion. Adviser personnel, including members of the Investment Committee, may serve as trustees of, or in a similar capacity with, portfolio companies in which the Fund invests, the securities of which are purchased or sold on the Fund’s behalf. In the event that material non-public information is obtained with respect to such companies, or the Fund becomes subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, the Fund could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on the Fund.

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Management Fees. Even in the event the value of an Investor’s investment declines, the Management Fee will still be payable to the Adviser. The Management Fee is calculated as a percentage of the value of the Fund’s net assets. In addition, the Management Fee is payable regardless of whether the value of the Fund’s net assets has decreased. Because the Management Fee is calculated on net assets, including uninvested cash, the Adviser may continue to collect a Management Fee even if the Fund fails to identify and make investments.

Limitation on Liability of the Adviser. The Investment Advisory Agreement provides that the Adviser, its officers, members and personnel, and any person controlling or controlled by the Adviser will not be liable to the Fund or its Investors for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of the duties that Adviser owes to the Fund under the Investment Advisory Agreement. In addition, as part of the Investment Advisory Agreement, the Fund has agreed to indemnify the Adviser and each of its officers, trustees, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with business and operations or any action taken or omitted on the Fund’s behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead the Adviser to act in a riskier manner when acting on the Fund’s behalf than it would when acting for its own account.

THE FOREGOING IS A SUMMARY OF CERTAIN SIGNIFICANT RISKS RELATING TO AN INVESTMENT IN THE FUND. THIS SUMMARY SHOULD NOT BE INTERPRETED AS A REPRESENTATION THAT THE MATTERS REFERRED TO HEREIN ARE THE ONLY RISKS INVOLVED IN THIS INVESTMENT OR THAT THE MAGNITUDE OF SUCH RISKS IS NECESSARILY EQUAL. PROSPECTIVE INVESTORS SHOULD READ THIS ENTIRE MEMORANDUM AND CONSULT WITH THEIR OWN ADVISERS BEFORE DECIDING TO INVEST IN THE FUND.

Investment Restrictions

The investment policies and strategies of the Fund described herein, except for the investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board without Investor approval.

Fundamental Investment Restrictions

As referred to above, the following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used herein means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund.

(1)	Concentration. The Fund will not concentrate its investments in any industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(2)	Diversification. The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(3)	Borrowing. The Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. The Fund may only borrow for short-term, liquidity purposes.
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(4)	Underwriting. The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
(5)	Real Estate. The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.
(6)	Commodities. The Fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(7)	Loans. The Fund may make loans to the extent permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(8)	Senior Securities. The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Non-Fundamental Investment Restrictions

The following investment restrictions of the Fund are designated as non-fundamental policies of the Fund and may be changed by the Board without an Investor vote.

(1)	United States Limitation. The Fund will only invest in United States dollar denominated instruments.

(2)	Sourcing. The Fund will only invest in loans that are sourced by the U.S.-based personnel of the Adviser or its affiliates including the Senior Loan Finance Group of John Hancock Life Insurance Company (U.S.A.).

(3)	Mortgage and Mortgage-Related Instruments. The Fund will not invest in mortgage bonds, agricultural mortgages, equity ground leases, construction loans, mortgage-backed or asset backed securities or pools, public or private investment funds (except funds for cash management purposes), mortgage loan participations, or preferred equity financing.

(4)

Prohibited Industries. The fund will not lend to borrowers that are determined to be directly involved in the following industries: (i) upstream and midstream oil and gas; (ii) power and infrastructure; or (iii) project finance.

(5) Rule 144A Transactions. The Fund will not participate in transactions issued pursuant to Rule 144A under the 1933 Act, as amended.

Portfolio Turnover

Although the Fund does not anticipate doing so under normal circumstances, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when investment considerations warrant such action. The Fund ‘s annual rate of portfolio turnover may vary from year to year as well as within a year. Portfolio turnover is calculated by dividing the lesser of purchases or sales of Fund securities during the fiscal year by the monthly average of the value of the Fund’s securities. (Excluded from the computation are all securities with maturities at the time of acquisition of one year or less.)

INVESTORS OF THE FUND

To the best knowledge of the Fund, as of November 19, 2020, the Trustees and officers of the Trust, in the aggregate, beneficially owned less than 1% of the outstanding shares of the Fund.

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To the best knowledge of the Fund, as of November 19, 2020, the following Investors owned beneficially 5% or more of the outstanding shares of the Fund. An Investor who owns beneficially more than 25% of any class of a fund is deemed to control that class and determine the outcome of an Investor meeting with respect to a proposal directly affecting that share class.

Name and Address	Percentage Owned
Manufacturers Life Reinsurance Limited The Goddard Building, Haggatt Hall, St. Michael, BB 11059, Barbados	46.20%
Manulife (International) Limited 22/F, Tower A, Manulife Financial Centre, 223-231 Wai Yip Street, Kwun Tong, Kowloon, Hong Kong	29.60%
The Manufacturers Life Insurance Company 200 Bloor Street East-NT6-D49 Toronto, Ontario Canada M4W 1E5	13.60%
Manulife Life Insurance Company Tokyo Opera City Tower 30F, 3-20-2, Nishi-Shinjuku, Shinjuku Tokyo, 163-1430 Japan	10.60%
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V. MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of trustees of a registered investment company organized as a corporation.

Board’s Oversight Role in Management

The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings and between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Adviser’s senior managerial and financial officers, the Fund’s and the Adviser’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee, which consists of all of the Fund’s Independent Trustees, meets during its scheduled meetings, and, as appropriate, the chair of the Audit Committee maintains contact with the independent registered public accounting firm and Principal Accounting Officer of the Fund. The Board also receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as information regarding specific operational, compliance or investment areas, such as business continuity, valuation and investment research. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund. The Board also receives reports from counsel to the Fund or the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Board Composition and Leadership Structure

To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Board members must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, three Trustees are Independent Trustees, including the Chairman of the Board.

The Fund’s Trustees, including the three Independent Trustees, interact directly with senior management of the Adviser at scheduled meetings and between meetings as appropriate and an Independent Trustee chairs the Audit Committee. The Board has determined that its leadership structure, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) the services that the Adviser provides to the Fund and potential conflicts of interest that could arise from this relationship, (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers, respectively, and employees of the Adviser, (iii) the Board’s oversight role in management of the Fund, and (iv) the Board’s size and the cooperative working relationship among the Independent Trustees and among all Trustees.

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Information About Each Board Member’s Experience, Qualifications, Attributes or Skills

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. Unless otherwise noted, the address for each individual is c/o 197 Clarendon Street, Boston, Massachusetts, 02116.

Name (Birth Year)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Hassell H. McClellan (1945)	Trustee and Chairperson of the Board (since 2020)

Director/Trustee, Virtus Funds (since 2008); Lead Independent Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013).

Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds(3); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II; Trustee and Chairperson of the Board, John Hancock GA Mortgage Trust (since 2019).

			2
Grace K. Fey (1946)	Trustee (since 2020)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008); Trustee, John Hancock GA Mortgage Trust (since 2019).	2
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Deborah C. Jackson (1952)	Trustee (since 2020)

President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Lead Independent Director, Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds(3) (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock GA Mortgage Trust (since 2019).

			2
Robin Li (1963)	Interested Trustee (since 2020)	Head of Investments, Asia, General Account Investments - Manulife Asset Management (HK) Ltd (2014–2018); CEO, Manulife General Account Investments (HK) Ltd (2018); Global Head of Asset Liability Management, Manulife Financial (2019); Interested Trustee, John Hancock GA Mortgage Trust (since 2019).	2

Additional information about each Trustee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that the Trustee possesses which the Board believes has prepared them to be effective Board members. Each Trustee believes that the significance of

35

each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. Each Board member believes that collectively the Trustees have balanced and diverse experience, skills, attributes and qualifications that allow the Board to operate effectively in governing the Fund and protecting the interests of Investors. Among the attributes common to all Trustees is their ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each Board member believes that each member satisfies this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or securities), public service or academic positions; experience from service as a board member; and/or other life experiences. The Board and any committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Grace K. Fey — Ms. Fey has significant governance, financial services, and asset management industry expertise based on her extensive non-profit board experience, as well as her experience as a consultant to non-profit and corporate boards, and as a former director and executive of an investment management firm.

Deborah C. Jackson — Ms. Jackson has leadership, governance, management, and operational oversight experience as the lead director of a large bank, president of a college, and as the former chief executive officer of a major charitable organization. She also has expertise in financial services matters and oversight and corporate governance experience as a current and former director of various other corporate organizations, including an insurance company, a regional stock exchange, and nonprofit entities.

Robin Li – Mr. Li is Senior VP and Head of Global Asset Liability Management of Manulife Financial in Toronto. He has been with Manulife for 17 years. He was previously the Head of Investments for Manulife in Asia, the CEO of Manulife General Account Investments (HK) Limited (HK SFC licensed) and a director of several Manulife subsidiaries. Prior to joining Manulife, he spent eight years with a major Canadian bank in areas including derivatives and risk management. He holds an MBA and is a CFA charterholder.

Hassell H. McClellan — As a former professor of finance and policy in the graduate management department of a major university, a current director of a public company, and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.

Principal Officers who are not Trustees

The following table presents information regarding the current principal officers of the Fund who are not Trustees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated person of the Adviser. All of the officers listed are officers or employees of the Adviser or its affiliates.

Principal Officers who are not Trustees

Name (Birth Year)	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years
Ian Roke (1969)	President (since 2020)	Vice President, Product Support & Investment Strategy, Global Asset Liability Management for John Hancock and Manulife (since 2013); President, John Hancock GA Mortgage Trust (since 2020)
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Heidi Knapp (1970)	Treasurer and Chief Financial Officer (since 2020)

Assistant Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2017); Assistant Vice President, John Hancock Life Insurance Company of New York (since 2017); Assistant Vice President, John Hancock Life & Health Insurance Company (since 2017); Assistant Vice President, Manulife Investment Management Private Markets (US) LLC (since 2018); Treasurer and Chief Financial Officer, John Hancock GA Mortgage Trust (since 2019)

Jason M. Pratt (1974)	Chief Compliance Officer (since 2020)

Assistant Vice President and Senior Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2011); Assistant Vice President, John Hancock Life Insurance Company of New York (since 2014); Assistant Vice President, John Hancock Life & Health Insurance Company (since 2014); Chief Compliance Officer, Manulife Investment Management Private Markets (US) LLC (since 2013); Chief Compliance Officer, Hancock Capital Management, LLC (since 2013); Chief Compliance Officer, John Hancock Funding Company, LLC (since 2018); and Chief Compliance Officer, John Hancock General Account Mortgage Trust (since 2019); Chief Compliance Officer, John Hancock GA Mortgage Trust (since 2019).

E. David Pemstein (1967)	Secretary and Chief Legal Officer (since 2020)	Senior Managing Director and Chief Counsel, North American Investments for John Hancock and Manulife (since 2015); AVP & Senior Counsel, North American Investments for John Hancock and Manulife (since 2006); Secretary and Chief Legal Officer, John Hancock GA Mortgage Trust (since 2019).

Trustee Ownership of Fund Shares

As of November 19, 2020, no Trustee held any beneficial ownership in the Fund’s Shares. For this purpose, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Trustee Compensation

It is estimated that the Independent Trustees will each be paid the following amounts by the Fund for the fiscal year ended December 31, 2020: Hassell H. McClellan, $35,000; Grace K. Fey; $25,000; and Deborah C. Jackson, $25,000. All Trustees are reimbursed for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Fund.

Codes of Ethics

Each of the Fund and the Adviser has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the “Ethics Codes”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”). The Ethics Codes apply to the Fund and permit Access Persons to, subject to certain restrictions, invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings, private placements or certain other securities. The Ethics Codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.

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Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Codes are available on the EDGAR database on the SEC’s website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-0102.

Legal Proceedings

There are no legal proceedings to which the Fund or the Adviser is a party that are likely to have a material adverse effect on the funds or the ability of the Adviser to perform its contract with the Fund.

The Adviser

Manulife Investment Management Private Markets (US) LLC, is registered as an investment adviser under the Advisers Act. Although the Adviser is a registered CPO, the Adviser has claimed an exclusion from CPO registration pursuant to CFTC Rule 4.5 with respect to the Fund. To remain eligible for this exclusion, the Fund must comply with certain limitations, including limits on trading in commodity interests, and restrictions on the manner in which the Fund markets its commodity interests trading activities. These limitations may restrict the Fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return.

The Adviser was formed as a Delaware limited liability company on October 5, 2007 and was registered as an investment adviser under the Advisers Act on December 5, 2007. The Adviser is an indirect wholly-owned subsidiary of Manulife Financial Corporation, a Canadian-based global financial services group. John Hancock Life Insurance Company (U.S.A.) (“John Hancock”) is also an indirect wholly-owned subsidiary of Manulife Financial Corporation. Manulife Financial Group’s equity real estate, commercial mortgage loans and bonds, subordinated real estate debt, private placement debt, mezzanine, private equity, leveraged senior loan, oil and gas, timber and farmland investment activities are collectively branded as Manulife Investment Management Private Markets. U.S. equity real estate, commercial mortgage loan, subordinated real estate debt, private placement and public debt, mezzanine, private equity, and leveraged senior loan investment advisory services are principally offered to third parties through the Adviser. The Adviser is an independent investment advisory firm specializing in the management of a variety of types of investment funds. As of June 30, 2020, the Adviser had approximately $28.6 billion in assets under management.

The Adviser serves as investment adviser to the Fund pursuant to the Investment Advisory Agreement entered into between the Fund and the Adviser. The Trustees have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of, and subject to any policies established by, the Board. The Adviser allocates the Fund’s assets and monitors regularly each Investment to determine whether its investment program is consistent with the Fund’s investment objective and whether the investment performance and other criteria are satisfactory. The Adviser also provides, or arranges at its expense, for certain management and administrative services for the Fund. Some of those services include providing support services, maintaining and preserving certain records, and preparing and filing various materials with state and U.S. federal regulators. The officers and directors of the Adviser are primarily comprised of United States-based employees of John Hancock Life Insurance Company (U.S.A.). The Adviser does not have employees. The Adviser’s officers and directors each serve in a dual capacity as officers and/or board members of the Adviser as well as officers and/or employees of John Hancock and/or one or more of its affiliates. In addition, employees of John Hancock or its affiliates provide support services to the Adviser under a services agreement with John Hancock (which has a services agreement with one or more affiliated companies). Investment management-decision makers are all officers of the Adviser. The

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Adviser bears the cost of these intercompany service arrangements. A discussion of the basis for the Board’s approval of the Investment Advisory Agreement will be set forth in the Fund’s first annual or semi-annual report to Investors.

The offices of the Adviser are located at 197 Clarendon Street, Boston, MA, 02116 and its telephone number is (800) 225-6020. The Adviser or its designee maintains the Fund’s accounts, books and other documents required to be maintained under the 1940 Act at 197 Clarendon Street, Boston, MA, 02116

Investment Advisory Agreement

Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Fund. The Investment Advisory Agreement was initially approved by the Fund’s full Board and by the Independent Trustees at a meeting held on November 13, 2020, and is also approved by the initial Investors. The Investment Advisory Agreement is terminable without penalty, on 60 days prior written notice by the Board, by vote of a majority of the outstanding Shares of the Fund, or by the Adviser. The Investment Advisory Agreement has an initial term that expires two years after the Fund has commenced investment operations. Thereafter, the Investment Advisory Agreement will continue in effect from year to year if its continuance is approved annually by either the Board or the vote of a majority of the outstanding Shares of the Fund, respectively, provided that, in either event, the continuance also is approved by a majority of the Independent Trustees by vote cast at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

In consideration of the management services provided by the Adviser to the Fund, the Fund will pay, out of its assets, an amount equal to 0.55% annually of the average net assets of the Fund. The Fund also pays the Adviser a Performance Fee, on a quarterly basis, at an annual rate of 10% of the Fund’s net profits, if any, over the high water mark (as defined below); provided that the Performance Fee shall be due only if (and, to the extent necessary, shall be reduced by an amount so that), after deducting such Performance Fee, the Fund’s net profits as of end of the applicable quarter will at least equal the Preferred Return. For the purposes of calculating the Performance Fee, net profits will be determined by taking into account net realized gain or loss (including realized gain that has been distributed to shareholders during a fiscal quarter and net of Fund expenses, including the Management Fee) and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income. No Performance Fee will be payable for any fiscal quarter unless losses and depreciation from prior fiscal quarters (the “cumulative loss”) have been recovered by the Fund, which is referred to as a “high water mark” calculation. The cumulative loss to be recovered before payment of Performance Fees will be reduced in the event of withdrawals by shareholders. The Adviser is under no obligation to repay any Performance Fees previously paid by the Fund. Thus, the payment of Performance Fee for a fiscal quarter will not be reversed by the subsequent decline of the Fund’s net asset value in any subsequent fiscal quarter.

The “Preferred Return” as of the end of the applicable fiscal quarter is an amount equal to (a) 1.25% (the “Preferred Return Rate”) multiplied by (b) the Fund’s net asset value as of the beginning of the fiscal quarter, adjusted to reflect additions to the Fund’s net asset value resulting from new Share purchases during the fiscal quarter and reductions to the Fund resulting from withdrawals by, or distributions to, shareholders during the fiscal quarter (the “Preferred Return Base”).

The Performance Fee is accrued monthly and taken into account for the purpose of determining the Fund’s net asset value. Accordingly, the repurchase price received by a shareholder whose Shares are repurchased in a repurchase offer will be based on a valuation that will reflect a Performance Fee accrual

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if the Fund has experienced positive performance through the date of repurchase. No adjustment to a repurchase price will be made after it has been determined. However, for shareholders whose Shares are not repurchased on an intra-quarter repurchase date, the Performance Fee accrual may subsequently be reversed prior to payment if the Fund’s performance declines within the quarter. Performance Fees payable are determined as of, and are promptly paid after, the last day of each fiscal quarter.

The Performance Fee presents certain risks that are not present in funds without a Performance Fee. The aggregate amount of the Performance Fee and the Management Fee payable by the Fund may be higher than those paid by most other registered investment companies.

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any trustee, officer, member or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund, for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services under the Investment Advisory Agreement. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any Trustee, member, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, as the case may be, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

Limitations of Liability and Indemnification

None of the Adviser or its Indemnified Persons will be liable to the Fund or the Investors for any act or omission of such person taken in good faith except for any Breach of Standard of Conduct. To the extent permitted by Section 17(i) of the 1940 Act, the Fund will indemnify, defend and hold harmless each Indemnified Person against all claims, damages, liabilities, costs and expenses, including legal fees, to which they may be or become subject by reason of their activities on behalf of the Fund, or otherwise relating to the Fund Agreement, except to the extent that such claims, damages, liabilities, costs or expenses are determined to have resulted from such Indemnified Person’s Breach of Standard of Conduct. To the extent permitted by Section 17(i) of the 1940 Act, the Fund will advance expenses incurred by an Indemnified Person under certain conditions.

Board Approval of the Investment Advisory Agreement

The Board held a meeting to consider and approve the Investment Advisory Agreement and related matters. The Board was provided the information it requires to consider the Investment Advisory Agreement, including, to the extent applicable and available: (a) the nature, quality and extent of the advisory and other services to be provided to the Fund by the Adviser; (b) comparative data with respect to advisory fees or similar expenses paid by other registered closed-end investment companies with similar investment objectives; (c) the Fund’s projected operating expenses and expense ratio compared to registered closed-end investment companies with similar investment objectives; (d) any existing and potential sources of indirect income to the Adviser from its relationship with the Fund and the profitability of that relationship; (e) information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; (f) the organizational capability and financial condition of the Adviser and its affiliates; (g) the Adviser’s practices regarding the selection and compensation of brokers that may execute the Fund’s portfolio transactions and the brokers’ provision of brokerage and research services to the Adviser; and (h) the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.

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The Board, including a majority of Independent Trustees, oversees and monitors the investment performance and, beginning with the second anniversary of the effective date of the Investment Advisory Agreement, will annually review the compensation the Fund pays to the Adviser to determine that the provisions of the Investment Advisory Agreement are carried out.

Service Agreement

The description below of the Service Agreement is only a summary and is not necessarily complete. The description set forth below is qualified in its entirety by reference to the Service Agreement attached as an exhibit to this Registration Statement.

Pursuant to a Service Agreement, the Adviser is responsible for providing, at the expense of the Fund, certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service oversight. Pursuant to the Service Agreement, the Adviser shall determine, subject to Board approval, the expenses to be reimbursed by the Fund, including an overhead allocation. The payments under the Service Agreement are not intended to provide a profit to the Adviser. Instead, the Adviser provides the services under the Service Agreement because it also provides advisory services under the Investment Advisory Agreement. The reimbursement shall be calculated and paid monthly in arrears.

The Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations under the Agreement.

The Service Agreement has an initial term of two years, and continues thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Trust, on behalf of the Fund, or the Adviser may terminate the Agreement at any time without penalty on 60 days’ written notice to the other party. The Agreement may be amended by mutual written agreement of the parties, without obtaining Investor approval.

Adviser Personnel

The below portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The portfolio managers below have served as a portfolio manager to the Fund since registration.

Michael A. Foreman, CFA

Managing Director

Joined Adviser in 1987

Began career in 1997

Long Hoang

Director

Joined Adviser in 1998

Began career in 1999

Daniel A. Walker, CFA

Director

Joined Adviser in 2012

Began career in 2012

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Henry Wong

Senior Managing Director

Joined Adviser in 2007

Began career in 1998

Ying Yi

Managing Director

Joint Adviser in 2019

Began career in 2007

The following table reflects information regarding other accounts for which the Fund’s portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is the portfolio manager’s investments in the Fund.

The following tables reflect information as of June 30, 2020:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Michael A Foreman, CFA	1	$1,359	0	$0	0	$0
Long Hoang	1	$1,359	0	$0	0	$0
Daniel A. Walker, CFA	1	$1,359	0	$0	1	$457
Henry Wong	1	$1,359	0	$0	0	$0
Yi Ying	1	$1,359	0	$0	0	$0

None of the other accounts noted in the table above pay an advisory fee based on performance.

Ownership of the Fund and Similarly Managed Accounts

None of the portfolio managers beneficially own any shares of the Fund.

The portfolio managers serves in a dual capacity as an officer of the Adviser and an employee and officer of one or more John Hancock affiliated companies (John Hancock). In these roles he provides investment advice and/or investment management-related services to John Hancock as well the Adviser’s advisory client accounts. As such there may be an incentive to favor one account over another, resulting in conflicts of interest. For instance the Adviser or John Hancock may, for example, directly or indirectly, receive fees from an account that are higher than the fee (or other economic benefit) it receives from the Fund.. In those instances, the portfolio manager may have an incentive to not favor the Fund over another account. The Adviser has or will adopt, as relevant, trade allocation and other policies and procedures that it believes are reasonably designed to address any potential conflicts of interest.

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At the present time, the portfolio manager is paid by John Hancock a fixed annual salary as well as an employment compensation bonus that is currently based (in part) on the investment performance of certain accounts of John Hancock. This performance is independent of the investments made by the Adviser on behalf of its clients, including the Fund. The portfolio manager’s dual roles and compensation structure could be considered a potential conflict of interest.

Any such conflicts are mitigated by the portfolio manager’s responsibility to render services advisory client’s best interest pursuant to the investment management agreement as well as the requirements of the Adviser’s policies and procedures (including the Adviser’s investment allocation policy), the Adviser’s compliance program and the Adviser’s Code of Ethics.

REGULATION AS A CLOSED-END MANAGEMENT INVESTMENT COMPANY

As a registered closed-end management investment company, the Fund is subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the Fund’s outstanding voting securities, the Fund may not:

•	change its classification to an open-end management investment company;
•	alter any fundamental policies that the Fund may adopt; or
•	change the nature of the Fund’s business so as to cease to be an investment company.

A majority of outstanding voting securities means the lesser of: (a) 67% of the Fund’s shares present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of the Fund’s outstanding shares.

Fidelity Bond; Indemnification. As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. The Fund will be required to provide and maintain a fidelity bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, the Fund will be prohibited from protecting any trustee or officer against any liability to the Fund or its shareholders arising from gross negligence, fraud or willful misconduct involved in the conduct of such person’s office.

Senior Securities. As a registered closed-end management investment company, the Fund may use leverage to the extent permitted by the 1940 Act. The Adviser does not intend to cause the Fund to borrow money or leverage its investments for the purpose of making investments and paying fund expenses. The Fund may borrow for short-term, liquidity purposes. The Fund may obtain a credit facility from a lender on such terms as determined by the Board and the Adviser. Any such borrowing may be on a secured or unsecured basis. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, the Fund is required to have an asset coverage ratio of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock), the Fund is required to have an asset coverage ratio of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. If the Fund’s asset coverage ratio declines below 300% (or 200%, as

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applicable), the Fund would not be able to incur additional debt or issue additional preferred stock, and could be required by law to sell a portion of the Fund’s investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on the Fund’s operations, and the Fund would not be able to make certain distributions or pay dividends. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage ratios described above. To the extent necessary to repay timely any such borrowing, the Fund would liquidate assets.

PROXY VOTING POLICIES AND PROCEDURES

On occasion, the Fund may receive notices or proposals from Portfolio Companies seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of security portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

It is the Adviser’s policy that when the Adviser is given authority to vote proxies for any client account, the Adviser must have full discretion and authority to vote all proxies for that account. The Adviser does not accept partial voting authority nor does the Adviser accept instructions from others on how to vote on specific issues.

It is the Adviser’s policy to vote all proxies received on behalf of the Fund except in unusual circumstances. The Adviser may abstain from voting a proxy if the Adviser concludes that the effect on the Fund’s economic interests or the value of the portfolio holding is insignificant. The Adviser also may abstain from voting a proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with any applicable fiduciary duties, the Adviser would weigh the costs and benefits of voting proxy proposals relating to non-U.S. securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. The Adviser’s decision would consider the expected effect that such vote, either by itself or together with other votes, would have on the value of the Fund’s investment and whether this expected effect would outweigh the cost of voting.

The Adviser recognizes that the potential for conflicts of interest could arise in situations where Adviser officers or related persons have material business relationships or material personal/family relationships with the subject company (or with a potential acquiring or target company in the case of a takeover proxy vote). To address these potential conflicts, the Adviser has proxy voting procedures reasonably designed to identify potential conflicts and a Proxy Voting Committee to address them. If a potential for conflict is identified, it is brought to the attention of the Proxy Voting Committee which uses reasonable efforts to determine what the conflict is by screening proxies against lists of companies with whom the Adviser may have a material business relationship and/or reviewing any material business relationships or material personal/family relationships of personnel involved in the proxy vote. The Proxy Voting Committee will decide how to vote the proxy in the best interests of the Fund and document their rationale.

Investors can obtain a copy of the Adviser’s Proxy Voting Policy and a record of how the Fund voted the proxies for the Fund by contacting the Adviser Compliance Office at (617) 572-0693. Additionally, information regarding how the Adviser voted proxies related to the Fund’s portfolio holdings during the 12-month period ending December 31st will be available, without charge, on the SEC’s website at www.sec.gov.

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VI. DESCRIPTION OF THE OFFERING

DESCRIPTION OF SHARES

The Fund is a statutory trust organized under the laws of the state of Delaware. The Fund is authorized to issue an unlimited number of Shares. Each Share has one vote at all meetings of Investors and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Each Investor will have the right to cast a number of votes based on the number of such Investor’s respective Shares at any meeting of Investors called by the Board or Investors holding at least one-third of the total number of votes eligible to be cast by all Investors. Except for the exercise of their voting privileges, Investors will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. Investors are not liable for further calls or assessments. The Fund will provide periodic reports (including financial statements) to all Investors. The Fund does not intend to hold annual meetings of Investors. Investors are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Shares are not available in certificated form. With very limited exceptions, Shares are not transferable and liquidity will be provided principally through limited repurchase offers. See “Risk Factors—Limitations on Transfer.”

In general, any action requiring a vote of Investors shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding Shares. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, Investors are entitled to share ratably in all the remaining assets of the Fund.

DISTRIBUTION POLICY; DIVIDENDS

The Fund expects that dividends will be paid at least semi-annually on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the Shares may vary in amount depending on investment income received and expenses of operation.

Substantially all of any taxable net capital gain realized on investments will be paid to Investors at least annually. In addition, depending upon the performance of the Fund’s investments, the related growth of the Fund’s net assets, and the availability of attractive investment opportunities, the Fund may from time to time make a distribution that constitutes a return of capital for federal income tax purposes—that is to say, the Fund will effectively be returning to each Investor a portion of the Investor’s initial investment in the Fund. A return of capital will not be taxable to Investors at the time of its payment. It will, however, decrease an Investor’s tax basis in his or her Shares. For example, if an Investor has a basis in his Shares of $100,000 and then receives a return of capital of $5,000, the Investor will not have to pay taxes on the return of capital when the Investor receives it. However, the Investor’s tax basis in his Shares will be reduced from $100,000 to $95,000. If the Investor later tenders his Shares for $105,000, the Investor will have a taxable gain of $10,000 instead of only $5,000 had there not been any prior return of capital. See “Certain Tax Considerations—Distributions”.

The net asset value of each Share that an Investor owns will be reduced by the amount of the distributions or dividends that the Investor receives in respect of Shares.

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An Investor’s dividends and capital gain distributions will be automatically distributed in cash to the Investor unless the Investor instructs the Adviser otherwise. An Investor who elects not to receive both dividends and capital gain distributions in cash will have such amounts reinvested. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Shares will be issued at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment. Investors may elect initially not to reinvest by indicating that choice on the Investor Application. Investors are free to change their election at any time by contacting the Administrator. Your request must be received by the Adviser before the record date to be effective for that dividend or capital gain distribution.

The Fund reserves the right to suspend at any time the ability of Investors to reinvest distributions and to require Investors to receive all distributions in cash, or to limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund may determine to do so if, for example, the amount being reinvested by Investors exceeds the available investment opportunities that the Adviser considers suitable for the Fund.

APPLICATION FOR INVESTMENT

Eligible Investors

Shares will be offered only to Eligible Investors. This means that to purchase Shares of the Fund, a prospective Investor will be required to certify that the Shares are being acquired by an investor who is one or more of the following: (i) an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act - such an “accredited investor” includes, among other investors, a natural person who has a net worth (or a joint net worth with that person’s spouse), excluding the value of such natural person’s primary residence, immediately prior to the time of purchase in excess of $1 million, or income in excess of $200,000 (or joint income with the investor’s spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year, and certain legal entities with total assets exceeding $5 million; (ii) a Non-U.S. Person investor as defined under Regulation S under the 1933; or (iii) an investor eligible to invest in a private placement under Section 4(a)(2) of the 1933 Act under other applicable exemptions and/or positions of the staff of the SEC. Each Existing Investor must also be a “Qualified Client” as that term is defined under the Investment Advisers Act. Existing Investors seeking to purchase additional Shares will be required to qualify as Eligible Investors at the time of the additional purchase, except with respect to reinvested distributions. The Adviser may from time to time impose stricter or less stringent eligibility requirements.

Purchase Terms

The Fund may accept initial and additional purchases of Shares as of the Initial Closing and each subsequent Closing Date. Each prospective Investor will be required to complete an Investor Application and certify that the Shares being purchased are being acquired by an Eligible Investor. The Fund may reject any Investor Application in its sole discretion. The Fund will not be obligated to sell to brokers or dealers any Shares, including Shares that have not been placed with Eligible Investors. The Fund does not issue the Shares purchased (and an investor does not become an Investor with respect to such Shares) until the applicable Closing Date, typically the first business day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of initial or additional purchases of Shares are placed in a non-interest-bearing escrow account prior to the amounts’ being invested in the Fund, in accordance with Rule 15c2-4

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under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purchase amount will be released from the escrow account once the Investor’s order is accepted. If an Investor Application is not delivered in proper form in a timely manner and accepted by the Fund by the Closing Date, the subscription will not be accepted at such Closing Date and any funds will be held in the escrow account by the Fund’s escrow agent until the next Closing Date. The Fund reserves the right to reject any purchase of Shares in certain circumstances (including, without limitation, when the Fund has reason to believe that such purchase would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective Investor. The Form of Investor Application is included as part of this Memorandum as Appendix A.

To help the government fight terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each Investor. As a result, each Investor will need to identify the name, address, date of birth, and other identifying information for the Investor. If an Investor’s identity cannot be verified, the Investor may be restricted from conducting additional transactions and/or have their investment liquidated. In addition, any other action required by law will be taken.

Transfers of Shares

Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of an Investor or (ii) with the written consent of the Fund, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transfer is exempt from registration under the 1933 Act and that the proposed transferee meets any requirements imposed by the Fund with respect to Investor eligibility and suitability, including the requirement that any Investor at the time of purchase be an Eligible Investor, and must be accompanied by a properly completed Investor Application.

Each Investor and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the Investor eligibility requirements, the Fund reserves the right to repurchase the Shares transferred.

By purchasing Shares of the Fund, each Investor has agreed to indemnify and hold harmless the Fund, the Trustees, the Adviser, each other Investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Investor in violation of these provisions or any misrepresentation made by such Investor in connection with any such transfer.

Redemptions, Repurchases of Shares and Transfers

No Right of Redemption

No Investor or other person holding Shares acquired from an Investor has the right to require the Fund to redeem those Shares. There is no public market for Shares, and none is expected to develop. Consequently, Investors may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

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Repurchases of Shares

The Fund will from time to time offer to repurchase Shares pursuant to written tenders by Investors. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Investors, the Board will consider the recommendation of the Adviser. The Board will also consider the following factors, among others, in making this determination:

•	whether any Investors have requested that the Fund repurchase their Shares;
•	the liquidity of the Fund’s assets;
•	the investment plans and working capital requirements of the Fund;
•	the relative economies of scale with respect to the size of the Fund;
•	the history of the Fund in repurchasing Shares; and
•	the economic condition of the securities markets.

The Fund will repurchase Shares from Investors pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all Investors or persons holding Shares acquired from Investors, or to one or more classes of Investors, as applicable. When the Board determines that the Fund shall repurchase Shares, notice will be provided to Investors describing the terms thereof, containing information Investors should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Investors who are deciding whether to tender their Shares during the period that a repurchase offer is open may ascertain the net asset value of their Shares by contacting the Adviser during the period.

Repurchases of Shares from Investors by the Fund may be made, in the discretion of the Fund, and may be paid in cash or by the distribution of securities in-kind or partly in cash and partly in-kind. However, the Fund does not expect to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Investors not tendering Shares for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Shares from Investors. Any in-kind distribution of securities, although not expected to occur, valued in accordance with the Fund Agreement, will be distributed to all tendering Investors on a pari passu basis. The Fund does not impose any charges in connection with repurchases of Shares or portion of Shares.

The Fund’s assets will be reduced by the amount of the tendered Shares that are purchased by the Fund. Thus, income relative to assets may be affected by the repurchase. The purchase of Shares pursuant to the offer to repurchase will have the effect of increasing the proportionate interest in the Fund of Investors who do not tender Shares. A reduction in the aggregate assets of the Fund may result in Investors who do not tender Shares bearing higher costs to the extent that certain expenses borne by the Fund are relatively fixed and may not decrease if assets decline. These effects may be reduced or eliminated to the extent that new and existing Investors make additional purchases of Shares from time to time, although there can be no assurance that such additional purchases will occur. Payment for Shares purchased pursuant to an offer to repurchase may also require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses or increased investment related expenses.

Due to liquidity restraints associated with the Fund’s investments, the Fund presently expects to employ the following repurchase procedures:

1. An Investor choosing to tender Shares for repurchase must do so by the date specified in the notice describing the terms of the offer (the “Expiration Date”) which generally will be at least 20 business days before the date as of which Shares are to be repurchased. The Shares (tendered and accepted) will be valued as of the date on which Shares are to be repurchased (the “Valuation Date”), which is expected to be the last day of each calendar month;

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2. Although the amounts required to be paid by the Fund will generally be paid in cash, the Fund may under certain limited circumstances noted above, pay all or a portion of the amounts due by the in-kind distribution of marketable securities.

Under these procedures, Investors will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of Shares as of a date proximate to the Valuation Date. In addition, there may be a substantial period of time between the date as of which Investors must tender Shares and the date they can expect to receive payment for their Shares from the Fund. Payments for repurchased Shares may be delayed under circumstances where the Fund has determined to sell assets to make such payments, but has experienced delays in receiving payments from any such securities.

Repurchases of Shares by the Fund are subject to certain regulatory requirements imposed by SEC rules. The Fund believes that the repurchase procedures described above comply with these requirements. However, if modification of the Fund’s repurchase procedures is deemed necessary to comply with regulatory requirements, the Board will adopt revised procedures designed to provide Investors substantially the same liquidity for Shares as would be available under the procedures described above.

If a repurchase offer is oversubscribed by Investors who tender their Shares for repurchase (in other words, if the amount of Shares tendered exceeds the amount that the Fund has offered to repurchase), the Fund will repurchase only a pro rata portion of the Shares tendered, unless the offer to repurchase Shares in the Fund is increased and extended. Additionally, the Fund will only repurchase securities in accordance with Rule 13e-4 of the Exchange Act.

The Fund may repurchase, by means of redemption, Shares of an Investor or any person acquiring Shares from or through an Investor in the event that:

•	the Shares have been transferred or the Shares have been vested in any person by operation of law as the result of the death, divorce, disability, dissolution, bankruptcy or incompetency of an Investor;
•	ownership of the Shares by an Investor or other person is likely to cause the Fund to be in violation of, or require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction, or may subject the Fund or any Investor to an undue risk of adverse tax risk or other fiscal or regulatory consequences;
•	continued ownership of the Shares may be harmful or injurious to the business or reputation of the Fund, the Board or the Adviser;
•	any of the representations and warranties made by an Investor in connection with the acquisition of Shares was not true when made or has ceased to be true;
•	the value of an Investor’s Shares is less than an amount that the Board determines to be a minimum investment in the Fund, or more than an amount that the Board determines to be a maximum investment in the Fund; or
•	it would be in the best interests of the Fund for the Fund to repurchase the Shares.

In the event that the Adviser or one of its affiliates holds Shares in its capacity as an Investor, such Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund.

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CALCULATION OF NET ASSET VALUE

The net asset value per share of the Fund’s outstanding shares is determined monthly (or more frequently as needed) by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which the determination is made. A “Business Day” with respect to the Fund is each day the New York Stock Exchange and the Trust are open.

In calculating the value of the Fund’s investment assets, the Fund will assess whether market quotations are available or whether indicative prices from pricing services or brokers or dealers have been received. Investments for which market quotations or indicative prices are available will be valued at such market quotations. Portfolio securities also may be fair valued by the Fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the Fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees.

The Fund will follow ASC Topic 820 for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair values are determined with models or other valuation techniques, valuation inputs, and assumptions market participants would use in pricing an asset or liability. Valuation inputs are organized in a hierarchy that gives the highest priority to prices for identical assets or liabilities quoted in active markets (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of inputs in the fair value hierarchy are described below:

• Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
• Level 2: Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified term, a Level 2 input must be observable for substantially the full term of the asset or liability. Level 2 inputs include: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active, (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data.
• Level 3: Unobservable inputs for the asset or liability, and situations where there is little, if any, market activity for the asset or liability at the measurement date.

The inputs into the determination of fair value will be based upon the best information under the circumstances and may require significant management judgment or estimation. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy will be based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety will require judgment, and will consider factors specific to the investment.

The Fund expects to assess the levels of the investments at each measurement date, and recognize transfers between levels on the measurement dates. All of the Fund’s investments, which will be measured at fair value, are expected to be categorized as Level 3 based upon the expected lowest level of significant input to the valuations.

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Consistent with the policies and methodologies to be adopted by the Board, the Fund will perform detailed investment valuations, including an analysis of the investment purchase commitments, using both the market and income approaches as appropriate. There is no one methodology to estimate investment value and, in fact, for any one investment, value is generally best expressed as a range of values. The Fund may also engage one or more independent business appraisal firms(s) to conduct independent appraisals of investments to develop the range of values, from which the Fund may derive a single estimate of value.

Application of valuation methodologies will involve a significant degree of judgment by management. Fair values of new investments or investments where an arm’s length transaction occurred in the same security is generally assumed to equal to their cost for up to three months after their initial purchase.

Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that may have been used had a ready market or observable inputs to exist for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments will generally be subject to legal and other restrictions, or otherwise will be less liquid than publicly traded instruments. If the Fund is required to liquidate a portfolio investment in a forced or liquidation sale, the Fund might realize significantly less than the value at which such investment will have been previously been recorded. The Fund’s investments will be subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

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VII. POTENTIAL CONFLICTS OF INTEREST

Instances may arise where the interests of the Adviser and their principals and employees may potentially or actually conflict with the interests of the Fund and the Investors, including activities related to existing portfolio investments or the sponsorship of existing and successor funds with similar investment focuses and objectives as those of the Fund. These and other situations will involve potential conflicts of interest. Although the Adviser has established procedures to address such conflicts, there can be no assurance that such conflicts will be resolved in a manner that is most favorable to the Fund and its Investors.

Other Business Relationships and Activities

The Adviser and their principals and employees devote as much of their time and resources to the activities of the Fund as the Adviser deem necessary and appropriate. The Fund Agreement does not restrict the Adviser or their principals or employees from entering into other investment advisory relationships or engaging in other business activities, even though those activities may be in competition with the Fund and/or may involve substantial amounts of the time and resources of the Adviser, or their personnel. The Adviser serves as an investment manager to other pooled investment funds and separately managed accounts.

Currently, these funds and accounts have investment objectives that are substantially similar to those of the Fund. Those other funds and accounts may afford investors or accountholders more advantageous information, liquidity or other rights than those afforded to Investors and may have different compensation arrangements. Differences in compensation arrangements or interests by the Adviser and their principals in other accounts could be viewed as creating incentives for the Adviser to favor one or more accounts over other accounts.

Affiliates of the Adviser may provide banking and financial services to companies in which the Fund has investments and may receive fees from those companies for those services. In addition, principals, employees and agents of the Adviser or their affiliates may serve on boards of trustees of portfolio companies and receive fees for those services. The Fund will not share in any of those fees. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of the Fund’s Independent Trustees.

Co-Investment Opportunities

The Fund is subject to certain regulatory restrictions in negotiating certain investments with entities with which it may be restricted from doing so under the 1940 Act, such as the Adviser and its affiliates, unless the Fund obtains an exemptive order from the SEC. The Fund, the Adviser and certain of its affiliates have received an exemptive order from the SEC to permit co-investment with other funds managed by the Adviser or its affiliates in a manner consistent with the Fund’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Under the order, the Fund will be permitted to co-invest with its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Fund’s Independent trustees make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to the Fund and to Investors and do not involve overreaching of the Fund or Investors by any person concerned and (2) the transaction is consistent with the interests of Investors and is consistent with the Fund’s investment objective and strategies.

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Transaction and Investment Opportunities

Conflicts of interest could also arise in connection with transactions for the accounts of the Fund and the other investment vehicles in which the Adviser and/or its personnel are involved. In some cases, the Fund and other investment accounts that the Adviser manages may seek to buy or sell the same investment at the same time. In other cases, the Adviser may cause the Fund and other accounts to effect transactions that differ in substance, timing and amount, from transactions for other accounts. This may be due to, among other things, differences in investment objectives or other factors affecting the appropriateness or suitability of particular investment activities to the Fund or other accounts, limitations on the availability of particular investment or transactional opportunities or differences in withdrawal or redemption rights. Without the consent of a majority of Investors, the Fund shall not (A) sell all or any portion of any investment to or purchase any potential investment from any affiliate of the Adviser, (B) sell any security in a transaction in which the Adviser is acting as “broker,” as such term is used in Section 206(3) of the Advisers Act, for another person in connection with the sale or purchase of a security for the account of the Fund, (C) consent to the “assignment” (as defined under the Advisers Act) of the investment management agreement between the Adviser and the Fund or (D) other than in connection with an Investment in an SBIC, enter into any other transaction in which the Advisers Act requires the consent of the Fund as the “client.”

To the extent that the Fund competes with entities managed by the Adviser for a particular investment opportunity, the Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict-resolution and allocation policies and (2) the requirements of the Advisers Act. The Adviser’s allocation policies are intended to ensure that the Fund may generally share equitably with other investment funds managed by the Adviser in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for the Fund and such other investment funds.

The Adviser’s policies are designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities, including when the Fund is able to co-invest with other accounts managed by the Adviser or John Hancock. Due to the integrated manner in which the business is conducted, the Adviser and John Hancock maintain a combined allocation process for allocating investment opportunities to the accounts for which they each have responsibility. When the Fund engages in investments, it will do so in a manner consistent with the John Hancock and Adviser’s joint investment allocation policy. The Board and the Adviser have approved the applicable allocation policy and procedures.

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VIII. CERTAIN TAX MATTERS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in shares of the Fund. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the Fund has not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold the Fund’s shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought and will not seek any ruling from the Internal Revenue Service, or “IRS” regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

A “U.S. shareholder” generally is a beneficial owner of Shares who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;
•	A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust (or a trust that has made a valid election to be treated as a U.S. trust); or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner of a partnership holding shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares.

Tax matters are complicated and the tax consequences to an investor of an investment in shares of the Fund will depend on the facts of his, her or its particular situation. The Fund encourages investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

The Fund intends to elect to be treated, and to qualify thereafter, as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to shareholders as dividends. To qualify as a RIC, the Fund must, among other

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things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to be eligible for pass-through tax treatment as a RIC, the Fund must distribute to the Fund’s shareholders, for each taxable year, at least 90% of the Fund’s “investment company taxable income,” which is generally net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, or the “Annual Distribution Requirement.”

Taxation as a Regulated Investment Company

If the Fund:

• qualifies as a RIC; and
• satisfies the Annual Distribution Requirement,

then it will not be subject to U.S. federal income tax on the portion of income it distributes (or is deemed to distribute) to shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to shareholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of net ordinary income for each calendar year, (2) 98.2% of capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years, or the “Excise Tax Avoidance Requirement.” The Fund generally will endeavor in each year to make sufficient distributions to shareholders to avoid any U.S. federal excise tax on the Fund’s earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

• derive in each taxable year at least 90% of gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to the business of investing in such stock or securities, or the “90% Income Test”; and
• diversify holdings so that at the end of each quarter of the taxable year:

o    at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of the issuer; and

o    no more than 25% of the value of assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or of certain “qualified publicly traded partnerships,” or the “Diversification Tests.”

Certain investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, which may require the Fund make a distribution to shareholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though it will not have

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received any corresponding cash amount; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. The Fund will monitor transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.

The Fund’s investment in foreign securities may be subject to non-U.S. withholding taxes. In that case, yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by the Fund.

Although the Fund does not presently expect to do so, it is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, the Fund is not permitted to make distributions to the Fund’s shareholders while the Fund’s debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, the Fund’s ability to dispose of assets to meet distribution requirements may be limited by (1) the illiquid nature of its portfolio and/or (2) other requirements relating to its status as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, it may make such dispositions at times that, from an investment standpoint, are not advantageous.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Gain or loss realized from the sale or exchange of warrants acquired as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long the Fund held a particular warrant. Upon the exercise of a warrant acquired by the Fund, the Fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement and quarterly Diversification Tests.

Taxation of Non-U.S. Shareholders

Whether an investment in the Shares is appropriate for a Non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the Shares by a Non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisers before investing in the Fund’s shares.

Distributions of the Fund’s “investment company taxable income” to Non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. shareholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. shareholder, the Fund will not be required to withhold federal tax if the Non-U.S. shareholder complies with applicable

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certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

The Fund or the applicable withholding agent generally is not required to withhold any amounts with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent the Fund properly reports such distributions as “interest-related dividends” or “short-term capital gain dividends” and certain other requirements were satisfied. The Fund anticipates that a significant portion of its distributions will be eligible for this exemption from withholding; however, the Fund cannot determine what portion of its distributions (if any) will be eligible for this exception until after the end of the taxable year. No certainty can be provided that any of the Fund’s distributions will be reported as eligible for this exception.

Actual or deemed distributions of net capital gains to a shareholder that is a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale or redemption of shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. shareholder in the United States,) or, in the case of an individual, the Non-U.S. shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If the Fund distributes net capital gains in the form of deemed rather than actual distributions, a shareholder that is a Non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the corporate-level U.S. federal income tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate Non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of the Fund’s shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Shareholders will receive their cash distributions automatically unless the shareholder instructs the Administrator to reinvest in additional shares. If the distribution is a distribution of the Fund’s investment company taxable income, is not properly reported by the Fund as a short-term capital gains dividend or interest-related dividend, and is not effectively connected with a U.S. trade or business of the Non-U.S. shareholder (and, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of the Fund’s current and accumulated earnings and profits) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. shareholder (and no withholding applies because applicable certifications are provided by the Non-U.S. shareholder), generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. shareholder will have an adjusted basis in the additional shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. shareholder’s account.

57

A Non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions, or “FFIs” unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement, or “IGA” with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.- source interest or dividends received after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. shareholder and the status of the intermediaries through which they hold their Shares, Non-U.S. shareholders could be subject to this 30% withholding tax with respect to distributions on their Shares and proceeds from the sale of their Shares. Under certain circumstances, a Non-U.S. shareholder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If the Fund was unable to qualify for treatment as a RIC, it would be subject to tax on all taxable income at regular corporate rates, regardless of whether it makes any distributions to shareholders. Distributions would not be required, and any distributions would be taxable to shareholders as ordinary dividend income, and provided that certain holding periods and other requirements are met, could be eligible for the 20% maximum rate to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which it failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, the Fund could be subject to tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized within the subsequent 5 years, unless the Fund made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of its requalification as a RIC.

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APPENDIX A

JOHN HANCOCK GA SENIOR LOAN TRUST

(the “Fund”)

Form of Investor Application

General Instructions

This Investor Application is comprised of two parts: Part 1. General Information (including representations, warranties and covenants from the prospective investor) and Part II. Anti-Money Laundering Supplement. Prospective investors must complete both Parts of this Investor Application and provide the documents requested in Part II.

For questions relating to this Investor Application, a prospective investor should contact Manulife Investment Management Private Markets (US) LLC, the Fund’s adviser (the “Adviser”), at [______________] or email: [______________]. The Adviser also serves at the Fund’s administrator.

Purchase Instructions

Delivery Instructions

The completed Investor Application should be delivered to the Fund on or prior to the relevant subscription date as follows:

Via Email

John Hancock GA Senior Loan Trust

c/o Manulife Investment Management Private Markets (US) LLC      Email: [______________]

Via Regular Mail

John Hancock GA Senior Loan Trust

c/o Manulife Investment Management Private Markets (US) LLC

197 Clarendon Street C-03

Boston, MA 02116

Via Overnight Courier

John Hancock GA Senior Loan Trust

c/o Manulife Investment Management Private Markets (US) LLC

197 Clarendon Street C-03

Boston, MA 02116

Wiring Instructions

All subscription funds should be wired to the following bank:

[______________]

ABA: [______________]

SWIFT/BIC: [______________]

Beneficiary: John Hancock GA Senior Loan Trust

Beneficiary Account: [______________]

The prospective investor’s bank should charge any applicable wire transfer fees separately in order for the Fund to receive an even subscription amount. All purchase documents will be returned to the prospective investor if this Investor Application is not accepted.

Payments

ALL PAYMENTS MUST BE MADE BY WIRE TRANSFER AND IN COMPLIANCE WITH THE ANTI-MONEY LAUNDERING LAWS AND REGULATIONS AND THE USA PATRIOT ACT OF 2001). Unless otherwise agreed to by the Fund, all purchases shall be made in a single payment as of the proposed acceptance date of the Investor Application specified by the Fund.

 Disclaimers

Shares are not being registered under the Securities Act of 1933, as amended (the “1933 Act”), but rather are being made available privately by the Fund pursuant to the private placement exemption from registration provided in Section 4(a)(2) of the 1933 Act and Rule 506 of Regulation D (“Regulation D”) promulgated there under by the Securities and Exchange Commission (the “SEC”) on the basis of the Private Placement Memorandum of the Fund (as it may be updated, supplemented or modified from time to time, the “Memorandum”). Purchases of Shares are made upon the terms and conditions set forth herein, in the Memorandum and in the Fund’s Declaration of Trust (“Governing Document”). The prospective investor acknowledges that this Investor Application, including all exhibits and attachments, does not by itself constitute an offer by the Fund to sell Shares to the prospective investor.

THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE 1933 ACT, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE.

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND GENERALLY MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM, AND AS PERMITTED IN THE FUND’S GOVERNING DOCUMENT. FURTHERMORE, THE SHARES ARE NOT TRANSFERABLE WITHOUT THE CONSENT OF THE FUND, WHICH CONSENT MAY BE GRANTED OR DENIED IN ITS DISCRETION. THERE WILL BE NO PUBLIC MARKET FOR THE SHARES. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

TO PROVIDE A LIMITED DEGREE OF LIQUIDITY TO SHAREHOLDERS, THE FUND MAY FROM TIME TO TIME OFFER TO REPURCHASE SHARES PURSUANT TO WRITTEN TENDERS BY SHAREHOLDERS. REPURCHASES WILL BE MADE AT SUCH TIMES, IN SUCH AMOUNTS, AND ON SUCH TERMS AS MAY BE DETERMINED BY THE FUND’S BOARD, IN ITS SOLE DISCRETION. HOWEVER, SHAREHOLDERS DO NOT HAVE THE RIGHT TO REQUIRE THE FUND TO REDEEM ANY OR ALL OF THEIR SHARES.

[Part I of the Investor Application begins on the following page]

2

 Part I: General Information

1. Account Ownership/Investor Information

Name of Investor

                                 (print or type exact legal name in which Shares will be registered)

***********

Shares of Beneficial Interest

Purchase Amount        $

☐ New Purchase OR ☐ Addition to existing account #__________________

***********

Section 1 continues on the following page.

3

 Investor Type: The applicant for Shares (the “Investor”) must indicate by checking one of the boxes below the Investor’s desired type of ownership of Shares. In general, purchasers should fill out the “Natural Persons/Grantor Trusts” section if the investment will be taxable to an individual (i.e., the Investor provides a social security number), or the “Entities/Non-Grantor Trusts” section if the account is taxable to an entity (i.e., the Investor provides the tax identification number of the entity):

☐ Natural Persons    OR  ☐ Grantor Trusts

Name:__________________________________________

Social Security #: ___ ___ ___ - ___ ___ - ___ ___ _ ___

Date of Birth: ___ ___ / ___ ___ / ___ ___ ___ ___

FOR JOINT ACCOUNTS THE INVESTOR MUST PROVIDE THIS INFORMATION FOR BOTH ACCOUNT HOLDERS:

Name :__________________________________________

Social Security # : ___ ___ ___ - ___ ___ - ___ ___ ___

Date of Birth : ___ ___ / ___ ___ / ___ ___ ___ ___

A “Grantor Trust” means a revocable trust which may be revoked at any time by the grantors thereof, and of which all grantors are required to complete Sections 2, 3A and 5 of this Investor Application.

☐ Entities / Non-Grantor Trusts       OR   ☐ IRA

Name:__________________________________________

Tax Identification #: ___ ___ - ____ ___ ___ ___ ___ ___

Date of Formation/Incorporation:_____________________

Place of Formation/Incorporation:____________________

Entity Type for Tax Purposes (please check one):

☐ Partnership

☐ Corporation – “C” Corporation

☐ Corporation – “S” Corporation

☐ Estate

☐ Trust

☐ Tax Exempt Entity

☐ Other: ________________________________________

IF THE INVESTOR IS PURCHASING AS A TRUST OR IRA, THE INVESTOR IS REQUIRED TO PROVIDE THIS INFORMATION:

Name of Trustee or IRA Account Holder:

________________________________________________

Trustee’s or IRA Account Holder’s Tax Identification #:

________________________________________________

Date of Birth: ________________________________

Address: ____________________________________

______________________________________

2. Contact Information

A.       Account Holder Contact Information

Please provide the physical address of the Investor in this section. If the Investor wishes for correspondence to be directed to another party instead, please provide an Alternate Mailing address in Section 2B.

Primary Contact Name: _______________________________________________________________________

Street Address:              _______________________________________________________________________

City, State and ZIP:       _______________________________________________________________________

Phone: _________________________   Email Address: ____________________________________

4

 B.       Interested Party (“IP”) or Alternate Mailing (“AM”) Address

If the Investor would like duplicate copies of its statements sent to a third party (including the Investor’s broker or financial advisor), please check the IP box and provide the necessary information. If the Investor would like all correspondence sent only to a third party, please check the AM box and provide the necessary information:

IP   ☐   AM   ☐   Name:

Street Address:

City, State and ZIP:

Email:

C.       Dealer and Financial Advisor / Account Representative Information

Dealer:	Broker-Client Account Number:
Branch/Office:	Financial Advisor Representative ID Number:
Name of Financial Advisor:	XXXXXXXXXXXXXXXX	XXXXXXXXXXXXXXXXXXXX

D.       Consent to Receive All Fund-Related Communications Electronically: Note that by electing to receive all communications electronically or through an investor web portal, the Investor will not receive paper copies of any documentation or reports, except as described below. In addition, the Investor may change the means of receipt of communications selected at any time by providing written notice to the Fund. If the Investor elects to receive communications electronically, the Investor must indicate the email address to which such materials should be provided or where an email should be sent to notify the Investor that materials have been posted to an investor web portal. If the Investor checks “Yes” below the Fund’s administrator will provide the Investor with information on how to obtain certain Fund documentation via an investor web portal. Notwithstanding the foregoing, the Fund or the Adviser in its sole discretion may determine to send Fund documentation or reports in paper copy via regular mail rather than electronically.

Yes ☐ No ☐ If yes, indicate email address here: ____________________________

3. Investor Eligibility Certifications

As described in the Memorandum, the Investor must qualify as an “accredited investor” to be an Eligible Investor, as follows:

A.	For individual investors and grantors of certain grantor trusts, please check one (or more) of the following in (A) describing the Investor’s eligibility to invest in the Fund[1]:

The Investor is:

☐	(a) A natural person who has a net worth or joint net worth with that person’s spouse at the time of purchase of the Shares that exceeds $1,000,000. The term “net worth” means the excess of total assets at fair market value over total liabilities. For the purposes of determining “net worth,” the primary residence owned by an individual shall be excluded as an asset. Any liabilities secured by the primary residence should be included in total liabilities only if and to the extent that: (1) such liabilities exceed the fair market value of the residence; or (2) such liabilities were incurred within 60 days before the purchase of the Shares (other than as a result of the acquisition of the primary residence); or

☐	(b) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year.

1 Individual retirement accounts should complete Section A with respect to the holder of the account.

5

B.	For entities, please check one (or more) of the following in (B) describing the Investor’s eligibility to invest in the Fund:

The Investor is:

☐	(a) A trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the specific purpose of investing in the Fund, and (iii) of which the person responsible for directing the investment of assets in the Fund has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment;
☐	(b) An entity with total assets in excess of $5,000,000 that was not formed for the specific purpose of investing in the Fund and that is (please check one)

___ a corporation;                                        ___ a Massachusetts or similar business trust; or

___ a partnership;                                         ___ an organization described in Section 501(c)(3) of the

___ a limited liability company;                      Internal Revenue Code of 1986, as amended (the “Code”);

☐	(c) An entity licensed, or subject to supervision, by U.S. federal or state examining authorities as a “bank,” (as defined in Section 3(a)(2) of the 1933 Act, a “savings and loan association,” (or other institution as described in Section 3(a)(5)(A) of the 1933 Act), or an account for which a bank or savings and loan association is subscribing in a fiduciary capacity;
☐	(d) An entity registered with the SEC as a broker or dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an “insurance company” (as defined in Section 2(13) of the 1933 Act) or an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); or an entity that has elected to be treated or qualifies as a “business development company” (within the meaning of Section 2(a)(48) of the 1940 Act);
☐	(e) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;
☐	(f) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); or
☐	(g) An entity which all of the unit owners and participants (i.e., all partners (including limited partners) of a partnership, shareholders of a corporation, or beneficiaries of an estate) are Accredited Investors. THIS OPTION IS NOT APPLICABLE FOR NON-GRANTOR TRUSTS.

C.	For benefit plans, please check one (or more) of the following in (C) describing the Investor’s eligibility to invest in the Fund:

The Investor is:

☐	(a) An employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the decision to invest in the Fund was made by a plan fiduciary (as defined in Section 3(21) of ERISA), which is either a bank, savings and loan association, insurance company or registered investment adviser;
☐	(b) An employee benefit plan within the meaning of ERISA and has total assets in excess of $5,000,000;
☐	(c) A self-directed plan and all of its participants investing in the Fund through the plan are Accredited Investors; or
☐	(d) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees and has total assets in excess of $5,000,000.
6

4. Source of Funds

Please provide a brief statement explaining the source of funds used to subscribe for Shares of the Fund (Please review Annex E before answering this question).

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

5. Acknowledgements and Signature

☐ PLEASE CHECK THE BOX TO ACKNOWLEDGE THE FOLLOWING: BY SIGNING THIS INVESTOR APPLICATION AND CHECKING THE BOX ABOVE, THE INVESTOR REPRESENTS AND WARRANTS THAT THE INVESTOR HAS READ AND UNDERSTOOD THE TERMS OF THIS INVESTOR APPLICATION AND THE INVESTOR HEREBY MAKES ALL OF THE REPRESENTATIONS, WARRANTIES, AGREEMENTS, ACKNOWLEDGMENTS AND UNDERTAKINGS CONTAINED IN THIS INVESTOR APPLICATION.

Signature: __________________________________ Date: __________________________
Printed Name: _______________________________________________________________
Title: ___________________________________________________________________
Signature: __________________________________ Date: __________________________
Printed Name: ________________________________________________________________
Title: ___________________________________________________________________
For a joint account both holders’ signatures are required.
7

Additional Information

For additional information concerning an investment in the Fund or this Investor Application, an Investor should contact the Adviser at: 617-663-3000; or email: pmkmo@manulife.com.

Representations, Warranties and Covenants

In order to invest in the Fund, the Investor hereby makes the following representations, warranties and covenants to the Fund and the Adviser:

(a)       The information set forth in this Investor Application, as well as any information regarding the Investor’s identity, is accurate and complete as of the date hereof, and the Investor will promptly notify the Fund of any change in such information. The Investor consents to the disclosure of any such information, and any other information furnished to the Fund, to any governmental authority, self-regulatory organization or, to the extent required by law, to any other person, or as otherwise provided in the Fund’s Privacy Policy, in each case in accordance with the Fund’s Privacy Policy attached as Exhibit A (of which the Investor hereby acknowledges receipt).

(b)       The Investor has received and read and is familiar with the Memorandum, including the exhibits, attachments and annexes attached thereto, and the Investor confirms that all such documents have been made available to the Investor.

(c)       Unless the Investor has otherwise notified the Fund, the Investor (i) is a United States Person under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), (ii) will not transfer or deliver all or any part of its Shares except in accordance with the restrictions set forth in the Memorandum and (iii) will notify the Fund immediately if it becomes a non-United States Person at any time during which it holds or owns any Shares.

(d)       Other than the Memorandum, the Investor is not relying upon any representation or other information purported to be given on behalf of the Fund or the Adviser in determining to invest in the Fund (it being understood that no person has been authorized by the Fund or the Adviser to furnish any representations or other information). None of the Fund, the Adviser, nor any person who controls, is controlled by or is under common control with any of them within the meaning of Section 15 of the Securities Act, nor any director, shareholder, other beneficial owner, partner, manager, member, officer, employee, agent or representative of the Fund or the Adviser or of any such controlling or controlled person, has made any guarantee, representation or warranty to the Investor (including, without limitation, any guarantee, representation or warranty that an investment in the Fund will be profitable, that such an investment does not involve substantial risk of loss of capital or that such investment is suitable for the Investor) in connection with the Investor’s proposed investment in the Fund.

(e)       The Investor or an advisor or consultant relied upon by the Investor in reaching a decision to purchase Shares has such knowledge and experience in financial, tax and business matters as to enable the Investor or such advisor or consultant to evaluate the merits and risks of an investment in the Fund and to make an informed investment decision with respect thereto and is not relying on the advice or recommendation of the Adviser or any affiliated person of the Fund or the Adviser. The Investor understands the Fund’s compensation arrangements with the Adviser and understands the risks described in the Memorandum.

(f)       The Investor acknowledges that an investment in the Shares of the Fund includes significant risks as described in the Memorandum, including without limitation those risks outlined in the sections of the Memorandum entitled “RISK FACTORS”.

(g)       The Investor is satisfied that it has received adequate disclosure from the Fund to enable it to understand and evaluate the compensation arrangements of the Fund with the Adviser and other terms disclosed in the Memorandum and the risks associated therewith.

(h)        The Investor has had the opportunity to ask questions regarding the Fund, the Adviser and the terms and conditions of the offering of Shares. The Investor received satisfactory answers from the Adviser concerning those questions and obtained any additional information necessary to verify the accuracy of the information furnished to it concerning the Fund, the Adviser and the offering.

(i)       The Investor will not sell or otherwise transfer the Shares without registration under the 1933 Act, or an exemption therefrom. The Investor understands and agrees that it must bear the economic risk of its investment in Shares for an indefinite period of time (subject to limited rights of repurchase and transfer provided in the Governing Document) because, among other reasons, the Shares have not been registered under the 1933 Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless it is so registered or an exemption from registration is available. The Investor understands that the Fund is under no obligation to register the Shares on its behalf or to assist it in complying with any exemption from registration under the 1933 Act. With limited exceptions, the Shares can only be transferred with the prior authorization of the Board, which may

8

be withheld in the Boards’ sole and absolute discretion. The Investor understands and acknowledges that the Board in its sole and absolute discretion may cause a mandatory repurchase of all or any portion of the Investor’s Shares in accordance with the Governing Document. The Investor also understands that sales or transfers of Shares are further restricted by the Governing Document and state securities laws.

(j)        The Investor was not induced to invest in the Fund by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (ii) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

(k)       The Investor represents, warrants, and covenants that except as otherwise previously disclosed in writing to the Fund and the Adviser: (i) no Investor Party (as defined below) is subject to a “Disqualifying Event” (as described below), and (ii) the Investor will promptly notify the Fund and the Adviser in writing to the extent that any Investor Party becomes aware that it is subject to, or is reasonably likely to become subject to, a Disqualifying Event.

The term “Investor Party” means: (i) the Investor; (ii) any person who, with respect to the Investor’s interest in the Fund, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (a) voting power, which includes the power to vote, or direct the voting of, the Investor’s Shares (for example, a voting agreement) or (b) investment power, which includes the power to dispose, or to direct the disposition of, the Investor’s Shares (for example, discretionary investment management relationships); (iii) any person who uses the Investor to divest such person of beneficial ownership of Shares as part of a plan or scheme to avoid the provisions of Rule 506(d) of Regulation D under the Securities Act; and (iv) any person who has the right to acquire the Investor’s Shares within sixty (60) days (for example, through the exercise of an option, warrant or right, the conversion of a security, pursuant to the power to revoke, or the automatic termination of, a trust, discretionary account, or similar arrangement, as applicable). The terms “voting power” and “investment power” as used herein shall be interpreted in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules and interpretations thereunder.

The Investor understands, acknowledges, and agrees that a description of each Disqualifying Event may be subject to disclosure by the Fund to current and prospective Investors.

A “Disqualifying Event” exists if a person or entity:

(1)	has been convicted, within the past ten years, of any felony or misdemeanor, or is subject to any order, judgment or decree of any court of competent jurisdiction, entered within the past five years, which restrains or enjoins such person from engaging or continuing to engage in any conduct or practice (i) in connection with the purchase or sale of any security, (ii) involving the making of any false filing with the SEC, or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(2)	is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions), a state authority that supervises or examines banks, savings associations, or credit unions, a state insurance commission (or an agency or officer of a state performing like functions), an appropriate federal banking agency, the Commodity Futures Trading Commission, or the National Credit Union Administration that (i) bars the Investor Party from (A) association with an entity regulated by such commission, authority, agency, or officer, (B) engaging in the business of securities, insurance or banking; or (C) engaging in savings association or credit union activities, or (ii) constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before such sale;

(3)	is subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the Advisers Act of 1940, as amended (“Advisers Act”) that (i) suspends or revokes the Investor Party’s registration as a broker, dealer, municipal securities dealer or investment adviser, (ii) places limitations on the activities, functions or operations of the Investor Party, or (iii) bars such person from being associated with any entity or from participating in the offering of any penny stock;

(4)	is subject to any order of the SEC entered within the past five years that orders the Investor Party to cease and desist from committing or causing a violation or future violation of (i) any scienter-based anti-fraud provision of the federal securities laws, including without limitation Section 17(a)(1) of the Securities Act, Sections 10(b) and 15(c)(1) and Rule 10b-5 of the Exchange Act, and Section 206(1) of the Advisers Act, or any other rule or regulation thereunder, or (ii) Section 5 of the Securities Act;

(5)	has been suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or
9

omission to act constituting conduct inconsistent with just and equitable principles of trade;

(6)	has filed (as a registrant or issuer), or was named as an underwriter in, any Memorandum or Regulation A offering statement filed with the SEC that, within the past five years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(7)	is subject to a United States Postal Service false representation order entered within the past five years, or is subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

(l)       If the Investor is a natural person, the Investor has the legal capacity to execute, deliver and perform this Investor Application.

(m)       The Investor represents and warrants that no party which either (i) has had any of its assets blocked under U.S. sanctions laws, or (ii) has been identified by the U.S. Government as a person whose assets are to be blocked under such laws, has or will have any beneficial interest in the Shares subscribed for hereby.

(n)        The Investor represents and warrants that the source of funds to be invested in the Fund by the Investor was not related to or directly or indirectly derived from any activities that may contravene applicable federal, state or international anti-money laundering laws and regulations.

(o)         Neither the Investor, nor any person controlling, controlled by, or under common control with, the Investor, nor any person having a beneficial interest in the Investor, or for whom the Investor is acting as agent or nominee in connection with this investment, is (i) a country, person, or entity named on an Office of Foreign Assets Control (“OFAC”) list, (ii) a person or entity that resides or has a place of business in a country or territory named on such list, or (iii) a senior foreign political figure2, an immediate family member3 or close associate4 of a senior foreign political figure within the meaning of the USA PATRIOT Act of 20015. The Investor agrees to promptly notify the Fund of any change in information affecting this representation and covenant. The Investor is advised that, by law, the Fund may be required to disclose the Investor’s identity to OFAC.

(p)       If the Investor is a non-U.S. banking institution (a “Non-U.S. Bank”) or if the Investor receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Non-U.S. Bank, the Investor represents and warrants to the Fund that:

(1)	the Non-U.S. Bank has a fixed address, other than solely an electronic address, in a country in which the Non-U.S. Bank is authorized to conduct banking activities;
(2)	the Non-U.S. Bank employs one or more individuals on a full-time basis;
(3)	the Non-U.S. Bank maintains operating records related to its banking activities;
(4)	the Non-U.S. Bank is subject to inspection by the banking authority that licensed the Non-U.S. Bank to conduct banking activities; and
(5)	the Non-U.S. Bank does not provide banking services to any other Non-U.S. Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(q)       If the Investor is subject to Title I of ERISA, the Investor represents that it has consulted its own counsel as to the legality of making an investment in the Fund and the appropriateness of such an investment under ERISA.

(r)       If the Investor is a benefit plan, the Investor represents that it, and any fiduciaries responsible for such plan’s investments, are aware of and understand the Fund’s investment objective, policies and strategies, and that the decision to invest plan

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 ”Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior political figure.

5 The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56 (2001).

10

assets in the Fund was made with appropriate consideration of relevant investment factors with regard to their investment decisions under ERISA and/or the Code.

(s)       If the Investor is a benefit plan or is subject to Title I of ERISA, the Investor represents that the decision to invest in the Fund was made independent of any affiliated person of the Fund or the Adviser, that the Investor is duly authorized to make such investment decision and that it did not rely on any individualized advice or recommendations of any affiliated person of the Fund or the Adviser.

(t)       In the event the Investor makes any subsequent purchase of Shares, the Investor acknowledges that the representations and warranties contained herein will be deemed to be made again as of the date of such subsequent investment.

(u)       If the Investor is subject to ERISA or section 4975 of the Code, (i) the Investor’s decision to invest in the Fund was made on an arms’ length basis by a duly authorized fiduciary (“Fiduciary”), which Fiduciary is not the individual retirement account owner in the case of an Investor that is an IRA; (ii) the Fiduciary is one of the following: a bank as defined in section 202 of the Advisers Act or similar institution that is regulated and supervised and subject to periodic examination by a state or federal agency; an insurance carrier which is qualified under the laws of more than one state to perform the services of managing, acquiring or disposing of assets of a plan; an investment adviser registered under the Advisers Act or, if not registered as an investment adviser under the Advisers Act by reason of paragraph (1) of section 203A of such Act, is registered as an investment adviser under the laws of the state referred to in such paragraph (1) in which it maintains its principal office and place of business; a broker-dealer registered under the Exchange Act; or a fiduciary that holds or has under management or control total assets of at least $50 million; (iii) the Fiduciary is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies, including the decision on behalf of the Investor to invest in the Fund; (iv) the Fiduciary is a fiduciary under ERISA or the Code, or both, with respect to the Investor’s investment in Shares of the Fund and is responsible for exercising independent judgment in evaluating the investment; (v) none of the Fund, the Adviser, or their affiliates or employees is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the investment in the Fund; (vi) the Adviser will receive a fee for investment management services, if the Investor invests in the Fund and, therefore, the Adviser has a financial interest in the Investor investing in the Fund; (vii) the Adviser has not, and will not, receive a fee or other compensation directly from the Investor or the Fiduciary for the provision of investment advice in connection with the decision to invest in the Fund; (viii) the Fiduciary and the Adviser are not affiliated with one another and the Fiduciary has exercised independent judgment in the direction or approval of the Investor’s decision to purchase Shares of the Fund; and (ix) the Investor shall promptly notify the Adviser in writing if any of matters in this section become inaccurate.

Indemnification

The Investor understands the meaning and legal consequences of the representations, warranties, agreements, covenants, acknowledgements and confirmations set forth herein and agrees that the purchase made hereby may be accepted in reliance thereon. The Investor agrees to indemnify and hold harmless the Fund and the Adviser (including for this purpose each of their directors, trustees, officers, shareholders, affiliates, partners, members, managers and employees, and each person who controls the Fund and each of such entities within the meaning of Section 20 of the Exchange Act) from and against any and all loss, damage, liability or expense, including reasonable costs and attorneys’ fees and disbursements, which the Fund and/or the Adviser may incur by reason of, or in connection with, (i) any representation or warranty made herein not having been true when made, any misrepresentation made by the Investor or any failure by the Investor to fulfill any of the covenants or agreements set forth herein or in any other document provided by the Investor to the Fund, or (ii) any claim made in a legal proceeding brought against the Fund or the Adviser by the Investor on which claim the Investor does not prevail relating to the Investor’s investment in the Fund.

Miscellaneous

(a)       The Investor agrees that neither this Investor Application nor any of the Investor’s rights or interest herein or hereunder is transferable or assignable by the Investor and further agrees that the transfer or assignment of any Shares acquired pursuant hereto shall be made only in accordance with the provisions hereof and as set forth in the Memorandum and all applicable laws.

(b)       The Investor agrees that, except as permitted by applicable law, it may not cancel, terminate or revoke this Investor Application or any agreement of the Investor made hereunder and that this Investor Application shall survive the death or legal disability of the Investor and shall be binding upon the Investor’s heirs, executors, administrators, successors and assigns.

(c)       All of the representations, warranties, covenants, agreements, acknowledgements and confirmations set out above and in the Investor Application shall survive the acceptance of the purchase made herein and the issuance of any Shares of the Fund.

(d)       This Investor Application constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties.

11

(e)       The Investor acknowledges that due to anti-money laundering laws and regulations, the Fund may require further identification of the Investor before the purchase can be accepted and the Fund and the Adviser shall be held harmless and indemnified against any loss arising as a result of a failure to process the application if such identification has not been provided by the Investor or has been provided incompletely or after a delay.

(f)       Within ten days after receipt of a request therefor from the Fund, the Investor agrees to provide such information and to execute and deliver such documents as the Fund may deem reasonably necessary to comply with any and all laws and ordinances to which the Fund is or may be subject.

Notices

Any notice required or permitted to be given to the Investor in relation to the Fund shall be sent to the Investor at the address provided herein. If election for electronic delivery has been selected, delivery will be made to the email address indicated herein or to such other address as the Investor designates by written notice received by the Fund. Notwithstanding the preceding sentence, the Adviser may deliver notices via postal mail to the Investor at the address provided herein rather than through electronic delivery.

Governing Law

This Investor Application shall be governed by the laws of the State of Delaware without regard to the conflicts of law principles thereof.

12

EXHIBIT A

Privacy Policy

[TO BE UPDATED]

13

Part II: Anti-Money Laundering Supplement

The Investor must complete this Anti-Money Laundering Supplement in order to become a shareholder of the Fund. The Investor’s Investor Application will not be deemed complete, and the Investor will not be deemed a shareholder of the Fund, regardless of whether the Investor has already wired funds, until all of the required documentation listed below is received by the Adviser. For additional information, please contact the Adviser at: 617-663-3000; email: hancockcapital@jhancock.com.

I.       payment information

(a)

Name of Investor (no initials):

Address, including Apartment Number (no PO Boxes):

Telephone Number:

Occupation of Individual Investor or Description of Business of Entity Investor:

________________________________________________________________

Nationality / Country of Organization of Investor: ________________________

Taxpayer Identification Number (Employer Identification Number for U.S. entity or Social Security Number for U.S. individual): _________________________________________________________

(b)

Name of the bank from which the Investor’s payment to the Fund is being wired (the “Wiring Bank”):

Bank Account Number:

ABA/Fed Routing No. or Swift Address:

Bank Address:

Bank Phone Number: ______________________________________________

Name of Account: _________________________________________________

The Investor must wire the payment from an account in the Investor’s name.

		YES	NO
(c)	Were the funds for this investment generated by the Investor’s occupation or the business of the entity investing in the Fund?	☐	☐
(d)	Is the Wiring Bank located in a FATF Country*?	☐	☐
(e)

Is the Investor a customer of the Wiring Bank?

If the Investor answered “NO” to either question (d) or (e) above, the Investor must provide a letter of reference from the Wiring Bank or a bank or broker-dealer located in a FATF-member country. (A sample letter of reference is attached hereto as Annex D.)

		☐	☐

*   Currently countries that are members of the Financial Action Task Force on Money Laundering (each, a “FATF Country”) are: Argentina, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Russian Federation, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States.

14

II.       Additional Information

Indicate the category which best describes the Investor (and provide the documents indicated below that correspond to the appropriate category):

☐          Individual

☐         Trust

☐	Privately Held Entity (other than a Fund of Funds, Entity that Invests on Behalf of Third Parties or Trust)
☐	Publicly Held Company

The following materials must be provided to the Adviser:

(a) For Individuals and Participants in Individual Retirement Accounts, Keogh Plans and Other Self-Directed Defined Contribution Plans

☐	A government issued form of picture identification (e.g., passport or driver’s licence). Identification must be current (i.e., non-expired) and legible.
☐	United States IRS Form W-9 (which is attached at the end of this Investor Application)

(b) For Trusts

☐	A copy of the trust or evidence of its formation.
☐	An incumbency certificate attesting to the title of the individual executing this Investor Application on behalf of the Investor (a sample Incumbency Certificate is attached hereto as Annex A).
☐	A completed copy of Annex B.
☐	United States IRS Form W-9 (which is attached at the end of this Investor Application)

(c) For Privately Held Entities (other than a Fund of Funds, Entity that Invests on Behalf of Third Parties, or Trust)

☐	A copy of the entity’s organization or charter documents filed with the jurisdiction of organization.
☐	An incumbency certificate attesting to the title of the individual executing this Investor Application on behalf of the Investor (a sample Incumbency Certificate is attached hereto as Annex A).
☐	A completed copy of Annex C.
☐	United States IRS Form W-9 (which is attached at the end of this Investor Application)

(d) For Publicly Held Companies

☐	A copy of the entity’s organization or charter documents filed with the jurisdiction of organization or the most recent annual report.
☐	An incumbency certificate attesting to the title of the individual executing this Investor Application on behalf of the prospective Investor (a sample Incumbency Certificate is attached hereto as Annex A).
☐	The name of the exchange on which the entity’s shares are listed and the ticker symbol.
☐	United States IRS Form W-9 (which is attached at the end of this Investor Application)
15

ANNEX A

FORM OF INCUMBENCY CERTIFICATE

The undersigned, being the __________________ of ____________________________,
                                 Insert Title                    Insert Name of Entity

a ___________________ organized under the laws of _________________________________________
    Insert Type of Entity                                                     Insert Jurisdiction of Organization

(the ”Company”), does hereby certify on behalf of the Company that the persons named below are directors and/or officers of the Company and that the signature at the right of said name, respectively, is the genuine signature of said person and that the persons listed below are each an authorized signatory for the Company.

Name	Title	Signature

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the __ day of ___________, 200__.

______________________________
Name: Print Name of Signatory #1
Title: Print Title of Signatory #1

THE UNDERSIGNED, ________________________, a duly authorized ____________
                                                              Insert Name of Signatory #2                                  Insert Title

of the Company, does hereby certify that ___________________________________ is a duly authorized
                                                                     Insert Name of Signatory #1

officer of __________________________ and that the signature set forth above is [his][her] true and
                Insert Name of Company

correct signature.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the __ day of ________________, 200__.

______________________________
Name: Print Name of Signatory #2
Title: Print Title of Signatory #2

Annex - A

ANNEX B

To Be Completed By Entity Investors That Are Trusts

Instructions: Please complete and return this Annex B and provide the name of: (a) every current beneficiary that has, directly or indirectly, an interest of 25% or more in the trust; (b) every person who contributed assets to the trust (settlors or grantors); and (c) every trustee. If there are intermediaries that are not individuals, continue up the chain of ownership listing their 25% or more equity interest holders until individuals are listed.

Full Name and Address	Status (Beneficiary/Settlor/ Trustee)	Citizenship (for Individuals) or Principal Place of Business (for Entities)

Annex - B

ANNEX C

To Be Completed By

Privately Held Entities

Instructions: Please complete and return this Annex C and provide the name, address and citizenship of: (a) every person who is directly or indirectly through intermediaries, the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Investor (if the intermediary’s shareholders or partners are not individuals, continue up the chain of ownership listing their 25% or more equity interest holders until individuals are listed); and (b) all directors, general partners, or members, as applicable. If there are no 25% beneficial owners, please write “None.”

Full Name and Address	Status (Shareholder, Beneficial Owner, Director, General Partner, Member)	Citizenship (for Individuals) or Principal Place of Business (for Entities)

Annex - C

ANNEX D

[LETTERHEAD OF WIRING BANK OR OFFICE OF FATF-MEMBER BANKING INSTITUTION
OR BROKERAGE FIRM]

Date: _____________,

[Insert Name of Fund In Which Investment is Being Made]
[Address]

The undersigned hereby certifies, which certifications shall be deemed to be continuing, that:

1.	[insert name of institution] (the “Institution”) has established and maintains an anti-money laundering program and a customer identification program (together, the “Program”), which includes policies and procedures that require the Institution to obtain and verify information about the identity of its clients and which are reasonably designed to ensure that the Institution is not being used by any client as a conduit for money laundering or other illegal purposes;

2.	The Institution is in compliance with the Program and all anti-money laundering laws, regulations and rules in effect that are applicable to it;

3.	The Institution has verified the identity of [insert name of investor] and to the best of the Institution’s knowledge, no transaction undertaken with respect to such investor’s account(s) at the Institution is prohibited by applicable law, regulation or rule and no property held in any such account(s) is derived from any activity prohibited by applicable law, regulation or rule.

Do not hesitate to contact me at _____________________ if you have any further questions.

                                                    Insert Telephone No.

(Authorized Signature)
Name:
Title:
Annex - D

ANNEX E

Investor’s Source of Funds
Acceptable	Unacceptable

✓  Earnings from income /income from employment and/or bonus (must include occupation/company)

✓  Inheritance

✓  Investments /sold previous investment

✓  Proceeds from redemption of Investor’s holdings at “X”

✓  401k investment funds

✓  IRA contributions

✓  Sale of property

✓  Sale of business (must include business info)

✓  Sale of securities

✓  Charitable contributions /donations

✓  Underlying investors/shareholder subscriptions

✓  Business operations (for a bank or other major institution; must specify type of business if not obvious)

✓  Proprietary assets (for a bank or other major institution; must specify type of business if not obvious)

✓  Grantor contributions (for a Trust)

✓  Plan Assets/contributions (for Pension Plans)

✓  Operating capital (for a bank or other major institution; must specify type of business if not obvious)

X Personal X Cash X Savings X Bank Account X Money Market Account X Personal Wealth X Transfer of Assets from “X” X Family Business X Gift X Trust Assets
Annex - E

PART C. OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements

Not applicable

(2)	Exhibits

(a)(1)	Certificate of Formation

(a)(2)	Amended and Restated Agreement and Declaration of Trust

(b)	Bylaws

(c)	Not applicable

(d)	See Item 25(2)(a)(2).

(e)	Not applicable.

(f)	Not applicable

(g)	Investment Advisory Agreement by and between Fund and Manulife Investment Management Private Markets (US) LLC (the “Adviser”)

(h)	Not applicable

(i)	Not applicable

(j)	Custody Agreement by and between Fund and State Street Bank and Trust Company

(k)(1)	Service Agreement by and between Fund and the Adviser

(k)(2)	Transfer Agency Agreement by and between Fund and State Street Bank and Trust Company

(l)	Not applicable

(m)	Not applicable

(n)	Not applicable

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)(1)	Joint Code of Ethics of John Hancock GA Senior Loan Trust and John Hancock Advisers, LLC

(r)(2)	Joint Code of Ethics of John Hancock GA Senior Loan Trust and the Adviser

(r)(3)	Code of Ethics of Independent Directors of John Hancock GA Senior Loan Trust

Item 26. Marketing Arrangements

Not applicable

Item 27. Other Expenses of Issuance and Distribution*

Legal fees and expenses	$ 50,000
Accounting fees and expenses	$ 280,438
Miscellaneous	$ 536,772
Total	$ 867,210

Note: All listed amounts are estimates.

*Does not include organizational and offering costs.

Item 28. Persons Controlled by or Under Common Control with Registrant

After completion of the private offering of Shares, the Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by the Adviser or an affiliate until the Initial Closing. Information regarding the ownership of the Adviser is set forth in its Form ADV as filed with the Securities and Exchange Commission (the “SEC”) (File No. 801-68506), and is incorporated herein by reference.

Item 29. Number of Holders of Securities as of November 19, 2020

Title of Class	Number of Record Holders
Shares	4

Item 30. Indemnification

Reference is made to Article 9, Section 2 of the Registrant’s Agreement and Declaration of Trust (the “Agreement and Declaration of Trust”), filed as Exhibit (a)(2) hereto, and to Paragraph 18 of the Registrant’s Investment Advisory Agreement (the “Advisory Agreement”), filed as Exhibit (g)(1) hereto. The Registrant hereby undertakes that it will apply the indemnification and limitation of liability provisions of the Agreement and Declaration of Trust and the Advisory Agreement in a manner consistent with Release 40-11330 of the SEC under the 1940 Act, so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 31. Business and Other Connections of Investment Advisor

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment Adviser of the Registrant, and each member, trustee, executive officer, or partner of any such investment Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or trustee, is set forth in the Offering Memorandum in the section entitled “Management of the Fund.” Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-68506), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of:

(1)	the Registrant, John Hancock GA Senior Loan Trust, c/o John Hancock Life Insurance Company (U.S.A.), 197 Clarendon Street, C-03, Boston, MA 02116;
(2)	the Custodian, State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111; and
(3)	the Adviser, Manulife Investment Management Private Markets (US) LLC, 197 Clarendon Street, C-03, Boston, MA 02116.

Item 33. Management Services

Not applicable

Item 34. Undertakings

Not applicable

SIGNATURE

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 19th day of November, 2020.

JOHN HANCOCK GA SENIOR LOAN TRUST
By:	/s/ E. David Pemstein
Name:	E. David Pemstein
Title:	Secretary and Chief Legal Officer